As filed with the Securities and Exchange
                                                 Commission on February 23, 1999

                                                      Registration No. 333-10015
                                                              File No. 811-07763
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 5                    [X]
                                       and
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 AMENDMENT NO. 7                           [X]

                           MASTERS' SELECT FUNDS TRUST
               (Exact Name of Registrant as Specified in Charter)

                            4 ORINDA WAY, SUITE 230-D
                                ORINDA, CA 94563
                    (Address of Principal Executive Offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (925) 254-8999

                               KENNETH E. GREGORY
                            4 Orinda Way, Suite 230-D
                                Orinda, CA 94563
                     (Name and Address of Agent for Service)

                                    Copy to:
                               Julie Allecta, Esq.
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                             San Francisco, CA 94104

It is proposed that this filing will become effective (check appropriate box):

         [ ] Immediately upon filing pursuant to paragraph (b)
         [ ] On _____________, pursuant to paragraph (b) of Rule 485
         [X] 60 days after filing pursuant to paragraph (a)(1)
         [ ] On _____________, pursuant to paragraph (a)(1)
         [ ] 75 days after filing pursuant to paragraph (a)(2)
         [ ] On _____________, pursuant to paragraph (a)(2) of Rule 485

                              CROSS REFERENCE SHEET

           (Pursuant to Rule 495 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A).

                                           CAPTION OR  SUBHEADING  IN PROSPECTUS
                                           OR    STATEMENT     OF     ADDITIONAL
    ITEM NO. ON FORM N-1A                  INFORMATION

1.  Front and Back Cover Pages             Front and Back Cover Pages

2.  Risk/Return Summary:                   Masters' Select Equity Fund -
    Investments, Risks, and Performance    Objective, Strategy, Risks, Past
                                           Performance; Masters' Select
                                           International Fund - Objective,
                                           Strategy, Risks, Past Performance

3.  Risk/Return Summary:  Fee Table        Fees and Expenses

4.  Investment Objectives, Principal       Masters' Select Equity Fund;
    Strategies, and Related Risks          Masters' Select International Fund

5.  Management's Discussion of Fund        Not Applicable
    Performance

6.  Management, Organization, and          Masters' Select Equity Fund in
    Capital Structure                      Detail; Masters' Select International
                                           Fund in Detail

7.  Shareholder Information                Shareholder Services

8.  Distribution Arrangements              Not Applicable

9.  Financial Highlight Information        Financial Highlights

PART B-INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

                                           CAPTION OR  SUBHEADING  IN PROSPECTUS
                                           OR    STATEMENT     OF     ADDITIONAL
    ITEM NO. ON FORM N-1A                  INFORMATION

10. Cover Page and Table of Contents       Cover Page and Table of Contents

11. Fund History                           General Information

12. Description of the Fund and Its        Investment Objectives and Policies
    Investments and Risks

13. Management of the Fund                 Management

14. Control Persons and Principal Holders General Information of Securities

15. Investment Advisory and Other          Management; General Information
    Services

16. Brokerage Allocation and Other         Portfolio Transactions and
    Practices                              Brokerage

17. Capital Stock and Other Securities     General Information

18. Purchase, Redemption and Pricing of    Net Asset Value
    Shares

19. Taxation of the Fund                   Taxation

20. Underwriters                           Not Applicable

21. Calculation of Performance Data        Performance

22. Financial Statements                   Financial Statements

                                                As filed with the Securities and
                                        Exchange Commission on February 23, 1999

                                                      Registration No. 333-10015
                                                              File No. 811-07763
================================================================================









                                     Part A

                                       of

                                    Form N-1A

                         COMBINED REGISTRATION STATEMENT

                           MASTERS' SELECT FUNDS TRUST

                           Masters' Select Equity Fund

                       Masters' Select International Fund






================================================================================

THE MASTERS' SELECT FUNDS

PROSPECTUS

THE MASTERS' SELECT EQUITY FUND
THE MASTERS' SELECT INTERNATIONAL FUND

APRIL 30, 1999

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    CONTENTS

Masters' Select Equity Fund - Fund Summary                                    __

Masters' Select International Fund - Fund Summary                             __

The Funds in Detail Elements Common to Both Funds                             __

The Masters' Select Equity Fund in Detail                                     __

The Masters' Select International Fund in Detail                              __

Shareholder Services                                                          __

Financial Highlights                                                          __
2

                           MASTERS' SELECT EQUITY FUND

OBJECTIVE: The objective of the Fund is long-term growth of capital; that is, the increase in the value of your investment over the long term by investing in the securities of companies that the investment managers of the Fund believe have strong appreciation potential. The Fund will primarily invest in the securities of U.S. companies, although the investment managers will have limited flexibility to invest in the securities of foreign companies.

STRATEGY: The Advisor believes that it is possible to identify investment managers who will deliver superior returns relative to their peer groups, over a market cycle. The Advisor also believes that most stock pickers have a few select stocks in which they have high degree of confidence. In the case of certain, skilled stock pickers the Advisor believes a portfolio of their "highest confidence" stocks will outperform their more diversified portfolios over a market cycle. Based on these beliefs, the Fund's strategy is to engage six proven investment managers as sub-advisors. Each manager runs a portion of the overall fund portfolio by independently managing a portfolio comprised of between 5 and 15 stocks. By executing this strategy the Fund seeks to:

+ combine the efforts of several experienced, world class managers, all with superior track records,

+ access the favorite stock-picking ideas of each manager at any point in time,

+ deliver a portfolio that is prudently diversified in terms of stocks (typically 65 to 90) and industries while still allowing each manager to run portfolio segments focused on only his or her favorite stocks, and

+ further diversify across different-sized companies and stock-picking styles by including managers with a variety of stock-picking disciplines.

RISKS

Investment in stocks exposes shareholders of the Fund to the risk of losing money if the value of the stocks held by the Fund declines during the period an investor owns shares in the Fund. As with all mutual funds that invest in common stocks, the value of an individual's investment will fluctuate daily in response to the performance of the individual stocks held in the Fund.

Though not a small-cap fund the Fund will invest a portion of its assets in the securities of small companies. The prices of small companies' stocks are generally more volatile than the prices of large companies' stocks. This is because small companies may be more reliant on a few products, services or key personnel, which can be riskier than owning larger companies with more diverse product lines and structured management. In addition, because small companies have fewer shares of stock outstanding, the ability to trade their securities quickly may be affected by a lack of buyers and sellers in these stocks. This lack of liquidity increases the Fund's risk to adverse market movements in the prices of these stocks.

Though primarily a U.S. equity fund, the Fund may invest a portion of its assets in foreign securities, the stocks and bonds of companies based outside of the United States. The Fund is exposed to higher risk in owning these securities because each country has its own rules regarding accounting practices, government regulation, and government economic policies, which may differ from the rules and policies that U.S. companies are subject to. In addition, the Fund will, at times, be exposed to foreign currency fluctuations as the result of its foreign holdings.

MANAGEMENT

The Advisor to the Fund is Litman/Gregory Fund Advisors, LLC. The Advisor has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee the investment managers and recommend their hiring, termination and replacement. The following table provides a description of the six investment managers. A detailed discussion of the management structure of the Fund begins on Page __.

                                               INVESTMENT
                              INITIAL          EXPERIENCE,
  INVESTMENT               ALLOCATION  OF     RELEVANT FUND            SIZE OF           STOCK-PICKING
    MANAGER                 FUND ASSETS        EXPERIENCE             COMPANIES             STYLE
Shelby Davis                    20%           Over 30 years,       Mostly large          Growth at a
                                              New York Venture     companies             reasonable price
                                              Fund since 1969
Foster Friess and team          10%           Over 25 years,       Small and mid-sized   High earnings
                                              Brandywine Fund                            growth
                                              since 1986
Mason Hawkins                   20%           Over 20 years,       All sizes, but        Value and global,
                                              Longleaf Partners    mostly mid and        may invest up to
                                              Fund since 1987      large sized.          50% in foreign
                                                                                         securities
Robert Sanborn                  20%           Over 10 years,       All sizes, but        Value
                                              Oakmark Fund since   mostly mid and
                                              1991                 large sized.
Spiros "Sig" Segalas            20%           Over 30 years;       Mostly                High earnings
                                              Harbor Capital       large-companies       growth
                                              Appreciation Fund
                                              since 1990
Dick Weiss                      10%           Over 20 years;
                                              Strong Common
                                              Stock Fund since
                                              1991

4

PAST PERFORMANCE
The following chart depicts the performance for the life of the Fund. The chart illustrates the risk of investing in the Fund by showing the fluctuations in its annual returns. Please keep in mind that past performance cannot guarantee future returns.

                           MASTERS SELECT EQUITY FUND
                              PERFORMANCE HISTORY

                               Percentage Return
            1997                     29.1%

            1998                     14.9%


During the period shown above, the highest and lowest quarterly returns earned by the Fund were:

Highest:   21.49           Quarter ended December 31, 1998
Lowest:   -17.11%          Quarter ended September 30, 1998

The following table compares the Fund's performance over time with the Wilshire 5000, an unmanaged broad market index of stock performance.

                                                           Average Annual Return
                                       One Year ended         since Inception
                                          12/31/98              (12/31/96)
Masters' Select Equity Fund                 14.9%                 21.8%
Wilshire 5000 Index                         23.5%                 27.3%

FEES AND EXPENSES
Expenses are one of several factors to consider when investing in a mutual fund. There are usually two type of expenses involved: shareholder transaction expenses, such as sales loads and transaction fees, and annual operating expenses, such as advisory fees. The Fund has no front-end or deferred sales loads, and imposes no shareholder transaction fees. The following table illustrates the fees and expenses you might pay over time as an investor in the Fund.

Shareholder Fees (paid directly from your investment)
     Sales Loads                                                   None
     Redemption Fees                                               None
     Transfer Fees                                                 None
Annual Operating Expenses (deducted from Fund assets)
     Management Fee                                                1.10%
     Distribution (12b-1) Fee                                      None
     Other Operating Expenses (1)                                  0.28%
     Total Annual Fund Operating Expenses                          1.38%
     Less:  Fees waived                                             .02%
Net Operating Expenses (2)                                         1.36%
---------------
(1) Significant other expenses include custody, fund accounting, transfer agency, legal, audit, administration.
(2) The Advisor has contractually agreed to waive .02% of the Management Fee through December 31, 1999.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         ONE YEAR      THREE YEARS     FIVE YEARS      TEN YEARS
         --------      -----------     ----------      ---------
           $138           $437            $758          $1,657

                       MASTERS' SELECT INTERNATIONAL FUND

OBJECTIVE: The objective of the Fund is long-term growth of capital; that is, the increase in the value of your investment over the long term by investing in the securities of companies that the managers of the Fund believe have strong appreciation potential. The Fund will primarily invest in the securities of foreign companies, although the managers will have limited flexibility to invest in the securities of U.S. companies.

STRATEGY: The Advisor believes that it is possible to identify international investment managers who, over a market cycle, will deliver superior returns relative to their peers. The Advisor also believes that most stock pickers have a few select stocks in which they have a high degree of confidence. In the case of certain, skilled stock pickers the Advisor believes a portfolio of their "highest confidence" stocks will outperform their more diversified portfolios over a market cycle.

Based on these beliefs, the Fund's strategy is to engage five proven investment managers as sub-advisors. Each manages a portion of the Fund's portfolio by independently managing a portfolio comprised of between 8 and 15 stocks. By executing this strategy the Fund seeks to:

+    combine the efforts of several experienced, world class international stock
     pickers,   all  with  superior  track   records,

+ access the favorite stock-picking ideas of each manager at any point in time,

+ deliver a portfolio that is prudently diversified in terms of stocks (typically 50 to 75) and industries while still allowing each manager to run portfolio segments focused on only his or her favorite stocks, and

+ further diversify across different-sized companies, stock-picking styles by including managers with a variety of stock-picking disciplines.

RISKS

Investment in stocks exposes shareholders of the Fund to the risk of losing money if the value of the stocks held by the Fund declines during the period an investor owns shares in the Fund. As with all mutual funds that invest in common stocks, the value of an individual's investment will fluctuate daily in response to the performance of the individual stocks held in the Fund.

Though not a small-cap fund, the Fund will invest a portion of its assets in the securities of small companies. The prices of small companies' stocks are generally more volatile than the prices of large companies' stocks. This is because small companies may be more reliant on a few products, services or key personnel, which can be riskier than owning larger, more diversified companies with more structured management. In addition, because small companies have fewer shares of stock outstanding, the ability to trade their securities quickly may be affected by a lack of buyers and sellers in these stocks. This lack of liquidity increases the Fund's risk to adverse market movements in the prices of these stocks.

The Fund will normally be invested in foreign securities, the stocks and bonds of companies based outside of the United States. The Fund is exposed to higher risk in owning these securities because foreign countries have there own rules regarding accounting practices, government regulation, and government economic policies, which differ from the rules and policies that U.S. companies are subject to. Owning foreign securities also exposes shareholders to the political risks of other countries and the risk of fluctuations of the exchange rate of the local currency relative to the U.S. dollar.

The Fund may invest a portion of its assets in emerging market countries. Emerging market countries are those with immature economic and political structures, and entail greater investment risk than in developed markets. Such risks include government dependence on a few industries or resources, government imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

MANAGEMENT

The Advisor to the Fund is Litman/Gregory Fund Advisors, LLC. The following table provides a description of the five investment managers. The Advisor has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee the investment managers and to recommend their hiring, termination and replacement. A detailed discussion of the management structure of the Fund begins on Page __.

                                        INVESTMENT
                       INITIAL          EXPERIENCE,
  INVESTMENT        ALLOCATION  OF     RELEVANT FUND                SIZE OF         STOCK-PICKING
    MANAGER          FUND ASSETS        EXPERIENCE                 COMPANIES           STYLE

Bruce Bee               10%         Over 25 years                Mostly small     Growth at a
                                                                 companies        reasonable price
Helen Young Hayes      22.5%        Since 1984; Janus Overseas   All sizes, but   Growth at a
                                    Fund  and Janus Worldwide    mostly large     reasonable price
                                    Fund                         companies
                                    Since 1986; Oakmark          All sizes, but   Value
David Herro            22.5%        International Fund and       mostly mid and
                                    Oakmark Small Cap            large sized
                                    International Fund           companies
Dan Jaworski           22.5%        Since 1988; STI Classic      Mostly large     Value
                                    International Equity Fund    companies
                                    (2/95-4/97) and Princor
                                    World Fund (12/88-4/93)
Mark Yockey            22.5%        Since 1981; Artisan          All sizes but    Growth at a
                                    International Fund and       mostly           reasonable price
                                    United International         large-companies
                                    Growth Fund (1990-11/96)

PAST PERFORMANCE

The following chart depicts the performance for the life of the Fund. Please keep in mind that past performance cannot guarantee future returns.

                       MASTERS' SELECT INTERNATIONAL FUND
                              PERFORMANCE HISTORY

                               Percentage Return
                  1998               11.7%

During the period shown above, the highest and lowest quarterly returns earned by the Fund were:

Highest:      20.77           Quarter ended December 31, 1998
Lowest:      -19.54%          Quarter ended September 30, 1998

FEES AND EXPENSES

Expenses are one of several factors to consider when investing in a mutual fund. There are usually two type of expenses involved: shareholder transaction expenses, such as sales loads and transaction fees, and annual operating expenses, such as advisory fees. The Fund has no front-end or deferred sales loads, and imposes no shareholder transaction fees. The following table illustrates the fees and expenses you might pay over time as an investor in the Fund.

Shareholder Fees (paid directly from your investment)
          Sales Loads                                      None
          Redemption Fees                                  None
          Transfer Fees                                    None
Annual Operating Expenses (deducted from Fund assets)
          Management Fee                                   1.10%
          Distribution (12b-1) Fees                        None
          Other Operating Expenses (1)                     0.54%
          Total Annual Fund Operating Expenses             1.64%
          Less:  Fees waived                               0.10%
Net Operating Expenses (2)                                 1.54%
-----------------
(1) Significant other expenses include custody, fund accounting, transfer agency, legal, audit, administration.
(2) The Advisor has contractually agreed to waive 0.10% of the Management Fee through December 31, 1999.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         ONE YEAR     THREE YEARS     FIVE YEARS     TEN YEARS
         --------     -----------     ----------     ---------
           $157           $517           $892          $1,944

               THE FUNDS IN DETAIL--ELEMENTS COMMON TO BOTH FUNDS

THE MASTERS' SELECT INVESTMENT PHILOSOPHY

Both Funds' strategies are based on several fundamental beliefs:

FIRST, the Advisor believes that it is possible to identify investment managers who will deliver superior performance relative to their peer groups. This belief is based on the Advisor's extensive experience evaluating and picking stock mutual funds.

SECOND, the Advisor believes that at any point in time most investment managers own a small number of stocks in which they are highly confident. But because holding only 10 or 15 stocks is not considered prudent from a diversification standpoint or practical given the large dollar amounts managed by most successful managers, most stock mutual funds hold more than 50 stocks. The Advisor believes that, over a market cycle, the performance of most skilled investment managers' "highest confidence" stocks exceeds that of their more diversified portfolios.

THIRD, the Advisor believes that during any given year certain stock-picking styles will generate higher returns than comparable market indexes, while others will lag. By including a variety of stock-picking styles in a single mutual fund, the Advisor believes that the variability and volatility of returns can be lessened.

THE ADVISOR

The Funds are managed by Litman/Gregory Fund Advisors, LLC, 4 Orinda Way, Orinda CA 94563. The Advisor has overall responsibility for assets under management, recommends selection of investment managers to the Board of Trustees of Masters' Select Funds (Trust), evaluates performance of the investment managers, monitors changes at the investment managers' organizations that may impact their ability to deliver superior future performance, determines when to rebalance the investment managers' assets, determines the amount of cash equivalents (if any) that may be held in addition to cash in each of the investment managers' sub-portfolios and coordinates with the managers with respect to diversification and tax issues.

Kenneth E. Gregory is a Trustee of the Trust and is responsible for monitoring the day-to-day activities of the investment managers. Gregory is also President of L/G Research, an affiliated firm that publishes the No-Load Fund Analyst newsletter and conducts research on financial markets and mutual funds. Gregory is also President and Chief Investment Officer of Litman/Gregory & Company, LLC, a money management firm. He has held this position since the founding of Litman/Gregory & Company, a predecessor firm, in 1987. He has been in the investment business since 1979.

INVESTMENT MANAGER SELECTION CRITERIA

The Advisor believes that superior investment managers exhibit:

* Consistently above-average intermediate and long-term performance relative to an appropriate peer group. The Advisor measures investment manager performance against performance composites made up of other advisory firms using a similar stock-picking style and market capitalization. The Advisor maintains its own database and has developed proprietary software to measure performance over various time periods.

* A record of outperforming the S&P 500 (U.S. equity managers) or the Morgan Stanley Europe, Australasia, Far East Index ("EAFE Index") (foreign equity managers) over most periods of five years or longer.

* The confidence and ability to think and act independently of the "Wall Street herd mentality."

* The passion for, and obsession, with stock-picking that can result in working harder and more creatively to get an edge.

* A focus on the job of stock-picking and portfolio management. Thus the Advisor seeks investment managers who have attempted to mitigate non-investment distractions by delegating most business management and marketing duties.

The Advisor has extensive experience evaluating investment advisory firms, using the above criteria, and believes that each of the investment managers selected to participate in the Funds exhibits the qualities mentioned above.

MULTI-MANAGER ISSUES

The investment methods used by these managers in selecting securities for the Funds vary. The segment of each Fund portfolio managed by an investment manager will, under normal circumstances, differ from the segments managed by the other investment managers with respect to portfolio composition, turnover, issuer capitalization and issuer financial condition. Because selections are made independently by each investment manager, it is possible that a security held by one portfolio segment may also be held by other portfolio segments of the Funds or that several managers may simultaneously favor the same industry segment. The Advisor monitors the overall portfolio on an ongoing basis to ensure that such overlaps do not create an unintended industry concentration or lack of diversification. The allocation of Fund assets to each investment manager is not expected to change materially. Each investment manager selects the brokers and dealers to execute transactions for the segment of the Fund being managed by that manager.

The Advisor has obtained an exemptive order from the Securities and Exchange Commission which permits it, subject to certain conditions, to select new investment managers with the approval of the Board of Trustees but without obtaining shareholder approval. The order also permits the Advisor to change the terms of agreements with the managers or to continue the employment of a manager after an event that would otherwise cause the automatic termination of services. Shareholders must be notified of any manager changes. Shareholders have the right to terminate arrangements with a manager by vote of a majority of the outstanding shares of a Fund. The order also permits a Fund to disclose managers' fees only in the aggregate in its registration statement.

Each Fund pays an investment advisory fee to the Advisor each month, at the annual rate of 1.10% of the Fund's average daily net assets. The Advisor (not the Funds) is responsible for payment of advisory fees to the investment managers, each of who is compensated monthly on the basis of the assets committed to his or her individual discretion. The Advisor pays fees to the investment managers of the Equity Fund at the aggregate annual rate of 0.68%. The Advisor pays fees to the investment managers of the International Fund at the aggregate annual rate of 0.6175%. The Advisor is waiving a portion of the management fees equal to 0.02% of total net assets of the Equity Fund and 0.10% of the total net assets of the International Fund through December 31, 1999.

In the event an investment manager ceases to manage a segment of a Fund's portfolio, the Advisor will select a replacement investment manager with an investment style comparable to that of the investment manager being replaced. The Advisor will use the same criteria as those used in the original selection of investment managers.

                    THE MASTERS' SELECT EQUITY FUND IN DETAIL

The Fund's six investment managers emphasize different stock-picking styles and invest in stocks with a range of market capitalization. The portion of the Fund assigned to each manager is fixed and has been determined with the specific objective of maintaining exposure to stocks of mid and large-sized companies at 50% to 85% of the Fund's total assets in normal market conditions. These fixed allocations are allowed to drift slightly. The Advisor is responsible for re-balancing the allocations as total assets in the Fund fluctuate. The Advisor's strategy is to allocate the portfolio's assets among investment managers whom, based on the Advisor's research, are judged to be among the best in their respective style groups. The investment managers manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks. Each investment manager's portfolio segment includes a minimum of 5 and a maximum of 15 securities. Though the overall Fund may hold more or fewer securities at any point in time, it is generally expected that the Fund will hold between 65 and 90 securities. Under unusual market conditions or for temporary defensive purposes, up to 35% of the Fund's total assets may be invested in short-term, high-quality debt securities. Defensive positions may be initiated by the individual portfolio managers or by the Advisor.

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
MASTERS' SELECT EQUITY FUND PORTFOLIO MANAGERS

SHELBY M. C. DAVIS
CHRISTOPHER DAVIS
Davis Selected Advisers, L.P.
124 E. Marcy Street
Santa Fe, NM 87501

Shelby Davis is the lead portfolio manager for the segment of the Fund's assets managed by Davis Selected Advisers, L.P. ("Davis Advisers"), 124 E. Marcy Street, Santa Fe, NM 87501. Davis has been in the investment business for more than 30 years. He was a portfolio manager for Davis New York Venture Fund from 1969 through 1996 and is still actively involved in the stock selection process; his son, Christopher C. Davis, joined Davis Selected Advisors in 1991 and was named co-portfolio manager of the New York Venture Fund in 1995 and sole manager in 1996. Before joining Davis Selected Advisers, Chris Davis was an associate at Tanaka Capital Management. Shelby Davis retains ultimate responsibility for researching and selecting each company included in their portion of the Masters' portfolio, while Chris handles the daily portfolio management duties. In total, as of December 31, 1998, Davis Advisers managed more than $20 billion of mutual fund and ERISA portfolios including Davis New York Venture Fund. In performing its investment advisory services, Davis Advisers, while remaining ultimately responsible for its segment of the Fund's assets, is able to draw on the portfolio management, research and market expertise of its affiliates (including Davis Selected Advisers-NY, Inc.). Approximately 20% of the Fund's assets are managed by the Davises. They invest primarily in large companies, using a strategy that takes into account both growth and value. This approach is often referred to as "growth at a reasonable price." The Davises prefers high-quality companies as evidenced by some or all of the following:

*    Solid top-line (revenue) and unit growth

*    Management with a stake in the business

*    A business plan for the next three to five years

* Participation in an industry that is capable of earning a good return on capital

*    Respected by competitors

*    Low-cost operations

The Davises often seeks to buy companies exhibiting some or all of these characteristics at depressed prices because they are temporarily out of favor. When buying out-of-favor stocks, they believe that there is often a catalyst that will eventually push the stock price higher.

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
FOSTER FRIESS AND TEAM
Friess Associates, Inc.
350 Broadway
Jackson, WY 83001

Foster Friess is the lead portfolio manager for the segment of the Fund's assets managed by Friess Associates, Inc. Friess has been in the investment business for more than 25 years and has been lead manager of the Brandywine Fund since 1986. He is also President and, with his wife, Lynette Friess, sole owner of Friess Associates. In total, as of December 31, 1998, Friess managed approximately $7.9 billion.

Approximately 10% of the Fund's assets are managed by Freiss and his team. Friess invests in stocks of well-financed issuers that have proven records of profitability and strong earnings momentum. Emphasis is placed on companies with market capitalization of less than $5 billion. These companies are likely to be lesser-known companies moving from a lower to higher market share position within their industry groups, rather than the largest and best-known companies in these groups. Friess may, however, purchase common stocks of well-known, highly researched mid-sized companies if the team believes that those common stocks offer particular opportunity for long-term capital growth. In selecting investments, Friess considers financial characteristics of the issuer, including historical sales and net income, debt/equity and price/earnings ratios, and book value. Friess may also review research reports of broker-dealers and trade publications and, in appropriate situations, meet with management. Greater weight is given to internal factors, such as product or service development, than to external factors, such as interest rate changes, commodity price fluctuations, general stock market trends and foreign-currency exchange values. A particular issuer's dividend history is not considered important.

MASON HAWKINS
Southeastern Asset Management, Inc.
6410 Poplar Avenue
Memphis, TN 38119

Mason Hawkins is the lead portfolio manager for the portion of the Fund's assets run by Southeastern Asset Management, Inc. (Southeastern). Hawkins has been in the investment business for more than 20 years and founded Southeastern, which he controls, in 1975. He has managed the Longleaf Partners Fund since its inception in 1987. In total, as of December 31, 1998, Southeastern managed more than $13 billion.

Approximately 20% of the Fund's assets are managed by Southeastern which uses a value-oriented approach to picking stocks. The Firm considers companies of all sizes, although most of its portion of the Fund's assets are expected to be invested in mid-sized and larger companies. Southeastern has the flexibility, but not the requirement, to invest up to 50% of its portfolio segment in the securities of foreign companies. Southeastern focuses on securities of companies believed to have unrecognized intrinsic value and the potential to grow their

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
economic worth. Southeastern believes that superior long-term performance can be achieved when positions in financially strong, well-managed companies are acquired at prices significantly below their business value and are sold when they approach their corporate worth. Corporate intrinsic value is determined through careful securities analysis and the use of established disciplines consistently applied over long periods of time. Securities that can be identified and purchased at a price significantly discounted from their intrinsic worth not only protect investment capital from significant loss but also facilitate major rewards when the true business value is ultimately recognized. Seeking the largest margin of safety possible, Southeastern requires at least a 40% market value discount from its appraisal of an issuer's intrinsic value before purchasing the security. To determine intrinsic value, current publicly available financial statements are carefully scrutinized, and two primary methods of appraisal are applied. The first assesses what he believes to be the real economic value of the issuer's net assets; the second examines the issuer's ability to generate free cash flow after required or maintenance capital expenditures. After free cash flow is determined, conservative projections about its rate of future growth are made. The present value of that stream of cash flow plus its terminal value is then calculated using a discount rate based on expected interest rates. If the calculations are accurate, the present value would be the price at which buyers and sellers negotiating at arm's length would accept for the whole company. In a concluding analysis, the asset value determination and/or the discounted free cash flow value are compared to business transactions of comparable corporations. Other considerations used in selecting potential investments include the following:

*    Indications of shareholder-oriented management
*    Evidence of financial strength
*    Potential earnings improvement

ROBERT SANBORN
Harris Associates, L.P.
2 North LaSalle Street
Chicago, IL 60602

Robert Sanborn is the portfolio manager for the segment of the Fund's assets managed by Harris Associates, L.P. (Harris Associates). Sanborn has been in the investment business since 1983 and has been employed by Harris Associates since 1988, where he is an Executive Vice President and Portfolio Manager. Sanborn has been the portfolio manager of the Oakmark Fund since its inception in 1991. Overall, Sanborn is responsible for management of more than $7 billion at Harris, which managed approximately $17 billion as a firm as of December 31, 1998.

Approximately 20% of the Fund's assets are managed by Robert Sanborn. He employs a disciplined, value-oriented approach to investing that he combines with a long-term outlook and a bias for concentration in his portfolios. Sanborn seeks to identify and buy the stocks of companies that are out of favor or have been overlooked by the marketplace, generally seeking a price that is 60% or less of his estimate of private market value of the company. Under normal circumstances, he holds those stocks until the stock price converges with at least 90% of his estimate of the private market value of the company. To determine private market value, Sanborn and the Harris team of analysts study a company's ability to generate free cash flow. Sanborn ignores short-term market movements, and employs a three to five-year time horizon when evaluating the prospects of a business. He believes it is critical to own companies in which the interests of management are aligned with those of the shareholders, and also considers franchise value and barriers to market entry when evaluating the long-term outlook of a company. The majority of the companies Sanborn will hold in the Fund are mid- and large-sized, although he will have the flexibility to hold smaller companies and foreign securities if he finds them to be of compelling value.

SPIROS SEGALAS
Jennison Associates Capital Corporation
466 Lexington Avenue
New York, NY 10017

Spiros "Sig" Segalas is the portfolio manager for the segment of the Fund's assets managed by Jennison Associates Capital Corp. Segalas has been in the investment business for more than 30 years and has been the portfolio manager for the Harbor Capital Appreciation Fund since May 1990. He is a founding member and President and Chief Investment Officer of Jennison Associates Capital Corp., a wholly-owned subsidiary of the Prudential Insurance Company of America. As of December 31, 1998, Jennison Associates managed more than $48 billion in U.S. equity securities.

Approximately 20% of the Fund's assets are managed by Segalas. He seeks to invest in large and mid-sized companies experiencing superior absolute and relative earnings growth. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. In considering a stock for ownership, Segalas considers price/earnings ratios relative to the market as well as the companies' histories. In addition, he seeks out companies experiencing some or all of the following:

*    High sales growth

*    High unit growth

*    High or improving returns on assets and equity

*    Strong balance sheet

Segalas also prefers companies with a competitive advantage, such as unique management, marketing or research and development.

RICHARD T. WEISS
Strong Capital Management, Inc.
100 Heritage Reserve
Menomonee Falls, WI 53051

Dick Weiss is the portfolio manager for the segment of the Fund's assets managed by Strong Capital Management, Inc. Weiss has been in the investment business for more than 20 years and has been the co-manager of the Strong Common Stock Fund since joining Strong in 1991. Weiss is a member of the firm's Executive Committee. Prior to joining Strong, he was the lead manager of the SteinRoe Special Fund commencing in 1981. In total, as of December 31, 1998, Weiss co-managed approximately $6 billion. Strong Capital Management was founded in 1974 and is controlled by Richard Strong.

Approximately 10% of the Fund's assets are run by Weiss. He invests in stocks of small and mid-sized companies that are undervalued either because they are not broadly recognized, are in transition, or are out of favor based on short-term factors. In seeking attractively valued companies, Weiss focuses on companies with above-average growth potential that also exhibit some or all of the following:

*    Low institutional ownership and low analyst coverage

*    High-quality management

*    Sustainable competitive advantage

Weiss evaluates the degree of under-valuation relative to his estimate of each company's private market value. This private market value approach is based on an assessment of what a private buyer would be willing to pay for the future cash flow stream of the target company. Based on his experience, Weiss believes that, except for technology and other high-growth stocks, most stocks trade at between 50% and 80% of private market value. When trading at the low end of this range, companies take steps to prevent takeover, or they are taken over. The private market value estimate is applied flexibly, based on the outlook for the industry and the company fundamentals.

                THE MASTERS' SELECT INTERNATIONAL FUND IN DETAIL

The Fund's five investment managers pursue the Fund's objective primarily through investments in common stocks of issuers located outside of the United States.

Each manager may invest in securities traded in both developed and emerging markets. Though there is no limit on emerging market exposure, it is not expected to be a primary focus, and the majority of the Fund's assets are expected to be invested in stocks of companies listed and domiciled in developed countries. There are no limits on the Fund's geographic asset distribution, but, to provide adequate diversification, the Fund ordinarily invests in the securities markets of at least five countries outside of the United States. In most periods it is expected that the Fund will hold securities in more than five countries. Although the Fund intends to invest substantially all of its assets in issuers located outside of the United States, it may at times of abnormal market conditions invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries.

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
Each manager has a distinct stock-picking approach. As a group, the managers invest in stocks with a range of market capitalization. Although each manager has the flexibility to invest on a worldwide basis (excluding the U.S.) in companies with market capitalization of any size, it is expected that the Fund's exposure to mid and large-sized foreign companies will range from 60% to 90% of the Fund's total assets under normal market conditions. The Advisor's strategy is to allocate the portfolio's assets among investment managers whom, based on the Advisor's research, are judged to be among the best relative to their respective peer groups. The Advisor has focused exclusively on stock pickers who emphasize bottom-up stock picking rather than macro-driven, top-down country picking.

The Advisor believes that bottom-up stock pickers have an advantage in foreign markets because:

* It is the Advisor's opinion that the dynamics that influence individual countries' markets, including currencies, inflation, economic growth, political factors, regulation and the like, are much more difficult to assess than the prospects and valuation characteristics of individual companies.

* The Advisor believes that many individual stocks in foreign markets are less closely analyzed (the markets are less "efficient") than in the United States. If true, the Advisor believes that this will result in greater opportunities for skilled stock pickers to add value through pure stock selection.

*    Based on the  Advisor's  observations,  bottom-up  stock pickers in foreign
     markets,  on  average,  seem  to  perform  better  than   top-down-oriented
     managers.

Though bottom-up stock picking is emphasized, each manager also monitors specific macro-factors that he or she believes are relevant in specific countries.

The portion of the Fund assigned to each manager is fixed. These fixed allocations are allowed to drift slightly. The Advisor is responsible for periodically rebalancing the allocations as total assets in the Fund fluctuate.

The investment managers manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks. Each investment manager's portfolio segment includes a minimum of 8 and a maximum of 15 securities. Though the overall Fund may hold more or fewer securities at any point in time, it is generally expected that the Fund will hold between 50 and 75 securities.

Under unusual market conditions or for temporary defensive purposes, up to 35% of the Fund's total assets may be invested in short-term, high-quality debt securities. Defensive positions may be initiated by the individual portfolio managers or by the Advisor.

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
MASTERS' SELECT INTERNATIONAL FUND PORTFOLIO MANAGERS

BRUCE BEE
Bee & Associates, Inc.
370 Seventeenth Street, Suite 3560
Denver, CO 80202

Bruce Bee is the portfolio manager for the portion of the assets managed by Bee & Associates, Inc. (Bee). Bee has been in the investment business for more than 25 years and founded Bee & Associates, which he controls, in 1989. In total, as of December 31, 1998, Bee managed approximately $500 million. Bee has managed global small-cap portfolios since 1989 and international small-cap portfolios since January 1995.

Approximately 10% of the Fund is managed by Bee. Bee focuses exclusively on small companies primarily in developed markets, though he may also invest in emerging markets. He believes that these companies generally are under-researched and often inefficiently priced. Within this sector, Bee seeks to purchase companies with above-average growth prospects at a significant discount to his assessment of their value. Portfolio construction is completely bottom-up oriented (no top-down country selection). In researching candidates for purchase, Bee typically reviews company financial reports, reconciling company accounting to U.S. standards; he seeks information from a variety of sources which may include international brokers, accounting firms, banks, and other investors, and visits the company. The ideal portfolio candidate has a proprietary product or service and is generally involved in international trade; has management depth and a coherent business strategy; and has a history of growth in revenues, earnings, cash flow and return on shareholders' equity which, in the manager's opinion, is sustainable and is available at a significant discount to what another company might pay for it. Bee does not expect to hedge against exchange rate risk.

HELEN YOUNG HAYES
Janus Capital Corporation
100 Filmore Street
Denver, CO 80206

Helen Young Hayes is the portfolio manager for the segment of the Fund's assets managed by Janus Capital Corporation (Janus). Hayes has been in the investment business since 1984 and has been with Janus since 1987. Hayes is the Vice President of Janus Capital Corporation and the portfolio manager of the Janus Worldwide Fund (a global fund) and the Janus Overseas Fund (an international fund). Janus also subadvises several other international and global funds of which Hayes is the portfolio manager. She has managed both funds since their inceptions in May 1991 and May 1994, respectively. In total, as of December 31, 1998, Janus managed more than $108 billion, of which $24 billion is managed by Hayes.

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
Approximately 22.5% of the Fund is managed by Hayes, who uses a bottom-up approach to stock selection. Hayes may invest in companies of all sizes, though she tends to focus mostly on large and mid-sized companies. She invests in developed markets, and, to a lesser extent, emerging markets. Hayes seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Intensive research focuses on the fundamental factors affecting the business prospects of companies and may include review of earnings reports, corporate and industry developments, trading activity, research reports and other data. In addition, for a smaller number of companies, additional scrutiny may include, but is not limited to: direct contacts with corporate management; analysis of and contact with competitors, customers and suppliers; and frequent on-site visits to facilities. The focus of the analytical work is to identify companies with:

*    Rapid sales and earnings growth
*    Strong cash flow generation and wise deployment of capital

*    Efficient operations and high productivity
*    Good management with the proper incentives

Hayes seeks companies that meet her selection criteria, regardless of country of organization or place of principal business activity. Securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. Certain factors, however, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas, may influence security selection. Hayes may use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk.

DAVID HERRO
Harris Associates L.P.
2 North LaSalle Street
Chicago, IL 60602

David Herro is the portfolio manager for the portion of the Fund's assets managed by Harris Associates L.P. (Harris Associates). Herro has been in the investment business since 1986 and is a partner, portfolio manager and director of international equities at Harris Associates. He has managed the Oakmark
International Fund and the Oakmark International Small Cap Fund since their inceptions in 1992 and 1995, respectively. Overall, Herro is responsible for $864 million in international equity assets. As a firm, Harris Associates managed $17.3 billion in equity and fixed-income assets as of December 31, 1998.

Approximately 22.5% of the Fund's assets are managed by David Herro. Herro believes that long-term results are achieved by investing as owners in successful companies that may be purchased at a significant discount to their true economic value. He selects stocks using a disciplined value investment approach that emphasizes a bottom-up stock selection process. Herro searches for international stocks in both established and emerging markets.

When looking for new investment ideas, Herro attempts to do two things:

* Seek out companies that are selling at a substantial discount to their true value
*    Determine the management's capability of enhancing the value of the company

His focus is to buy securities at large discounts to their underlying value (usually based on their current and potential cash generation). He also looks for bargains based on companies' normalized earnings (the level of earnings after backing out cyclical influences) and asset values. A company must be selling at a 30% or greater discount to his estimate of its value to be a candidate for purchase. Stocks are also analyzed in terms of financial strength, the position of the company in its industry and the attractiveness of the industry. Another key feature of Herro's investment approach is the thorough assessment of a company's management team. Herro believes that investing in companies with proven, capable managers enhances the likelihood of positive returns. When interviewing management, Herro looks for two specific qualities in a management team:

*    Management's  ability  to  generate  cash from the  company's  asset base
*    Management's ability to efficiently allocate capital

Because of his bottom-up approach, Herro focuses on stock selection rather than industry or country selection. Currency hedging is done defensively and only if the dollar appears excessively undervalued. Hedging is based on real interest rate spreads, purchasing power parity differentials and differences in growth and productivity.

DANIEL R. JAWORSKI
BPI Global Asset Management, LLP
1900 Summit Tower Boulevard
Orlando, FL 32810

Dan Jaworski is the portfolio manager for the segment of the Fund's assets managed by BPI Global Asset Management, LLP. Jaworski has been in the investment management business since 1988 and in 1997 founded and became Chief Investment Officer of BPI Global Asset Management. As of December 31, 1998, BPI managed approximately $1.2 billion in assets. Prior to founding BPI, Jaworski was the portfolio manager of the STI Classic International Equity Fund and its predecessor commingled fund from February 1, 1995, to April 30, 1997. Prior to joining STI, Jaworski was an international portfolio manager with Lazard Freres Asset Management. Jaworski began his portfolio management career as the manager of the Princor World Fund (an international fund) for The Principle Financial Group in December 1988.

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
Approximately 22.5% of the Fund's assets are run by Jaworski. He seeks to invest in high-quality, low-leveraged companies with sustainable, globally competitive products or services. Jaworski purchases these companies when they are selling at a discount to their global industrial peer group. Valuation criteria used are specific to the industry, but typical factors include:

*    Price to free cash flow
*    Price to earnings
*    Price to book
*    Yield

Appreciation potential is determined assuming the security sells at the mean of the industrial peer group. Potential returns are then adjusted to reflect the estimated impact of the local market, the local currency or the general risk profile of the security.

Securities ultimately selected by Jaworski are primarily large, well-established companies that have, historically, generated higher returns and better profit margins than their industry peers. Jaworski invests in developed and emerging markets, and may use various hedging techniques to reduce exchange rate risk.

MARK YOCKEY
Artisan Partners LP
1000 North Water Street, Suite 1770
Milwaukee, WI 53202

Mark Yockey is the portfolio manager for the segment of the Fund's assets managed by Artisan Partners LP. Artisan Partners was founded by Carlene Murphy Ziegler and Andrew Ziegler in 1995 and is controlled by them. Yockey has been in the investment management business for more than 15 years and has been the portfolio manager of the Artisan International Fund since its inception in January 1996. He is a partner in Artisan Partners and is the senior member of the firm's international investment management group. Prior to joining Artisan Partners, he was the portfolio manager of the United International Growth Fund commencing in 1990. In total, as of December 31, 1998, Yockey managed approximately $741 million.

Approximately 22.5% of the Fund's assets are run by Yockey. He invests primarily in international growth stocks, concentrating on companies located in countries that have accelerating growth prospects. He also invests in companies located in emerging markets.

Though not a country picker, Yockey prefers to invest in regions and countries that are enjoying improving or rapid economic growth. This investment universe includes developed and emerging markets. Yockey is less likely to invest in countries that, while showing favorable economic growth, appear to have overvalued markets. Economic growth is determined principally from the standpoint of gross domestic product growth, corporate profitability, current account and currency issues, interest rates and social changes. Having identified favorable areas of the world for growth, Yockey seeks stocks of companies best positioned to capitalize on that growth. In this process he emphasizes well-managed companies with dominant or increasing market share in strong industries. He typically focuses on companies with above-average financial fundamentals and accelerating earnings per share. Yockey also analyzes relative valuations using a variety of criteria, such as price-to-earnings ratios, and avoids stocks that are trading at unsustainable or unusually high valuations. His research process is flexible and varies depending on the country and company, with an emphasis on determining whether the company has a sound business plan and is able to execute it.

In making this assessment, Yockey will typically rely on analysis of company reports, analyst reports, visits to the company and other contact with senior management and competitors. Yockey may engage in hedging activities to reduce exchange rate risk.

                              SHAREHOLDER SERVICES

EACH FUND IS A NO-LOAD FUND, which means you pay no sales commissions of any kind. Once each business day that the New York Stock Exchange (NYSE) is open, each Fund calculates its share price, which is also called the Fund's net asset value (NAV). Shares are purchased at the next share price calculated after your investment is received and accepted. Share price is calculated as of the close of the NYSE, normally 4:00 p.m. Eastern Time.

HOW TO BUY SHARES

STEP ONE:

The first step is to determine the type of account you wish to open. The following types of accounts are available to investors:

INDIVIDUAL OR JOINT ACCOUNTS

For your general investment needs:

         Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).

RETIREMENT ACCOUNTS

         Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require specific applications and typically have lower minimums.

         INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow anyone of legal age and under 70 1/2 with earned income to invest up to $2,000 per year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250 and the combined contributions do not exceed $2,250.

         ROLLOVER IRAS retain tax advantages for certain distributions from employer-sponsored retirement plans.

         SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh retirement plan, but with fewer administrative requirements.

         ROTH IRAS allow anyone of legal age who meets certain income limits to invest up to $2,000 per year.

         Other retirement plans, such as Keogh or corporate profit-sharing plans, 403(b) Plans and 401(k) Plans, may invest in the Funds. All of these accounts need to be established by the plan's trustee. The Funds do not offer versions of these plans.

         IF YOU ARE INVESTING THROUGH A TAX-SHELTERED RETIREMENT PLAN, such as an IRA, for the first time, you will need an IRA Application and Adoption Agreement. Retirement investing also involves its own investment procedures.

GIFTS OR TRANSFERS TO MINORS (UGMA, UTMA)

To invest for a child's education or other future needs:

         These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 per year per child without paying a federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
         (UGMA) or the Uniform Transfers to Minors Act (UTMA).

TRUST

For money being invested by a trust:

         The trust must be established before an account can be opened. The Fund may require additional documentation regarding the formation of the Trust prior to establishing an account.

BUSINESS OR ORGANIZATION

For investment needs of corporations, associations, partnerships or other groups:

         Does not require a special application, however the Fund may require additional information prior to establishing an account.

STEP TWO:

The second step involves determining the amount of your investment. The Masters' Select Funds has established the following minimum investment levels for your initial investment, additional investments and ongoing account balances:


Type of Account         Minimum Initial   Minimum Additional   Minimum Account
                        Investment        Investment           Balance

Regular Account         $5,000            $250                 $2,500
Retirement Account      $1,000            $250                 $  250
Automatic Investment
  Account               $2,500            $100                 $2,500

The Distributor may waive the minimum investment from time to time.

STEP THREE:

The third step involves completing your application to open your account. All shareholders must complete and sign an application in order to establish their account. The type of application depends on the type of account you chose to open. Regular investment accounts, including individual, joint tenant, UGMA, UTMA, business, or trust accounts must complete the Fund's standard New Account Application. Shareholders who wish to establish retirement accounts must complete the IRA Application and Adoption Agreement. Shareholders who wish to transfer retirement holdings from another custodian must also complete the IRA Transfer of Assets Form.

STEP FOUR:

The final step in opening your account is to mail the completed application, along with your check or money order payable to the Masters' Select Equity Fund or the Masters' Select International Fund. THE FUNDS DO NOT ACCEPT THIRD-PARTY CHECKS.

The mailing addresses for the Funds are:

For Regular Delivery:                    For Overnight Delivery:
Masters' Select Funds                    Masters' Select Funds
c/o National Financial Data Services     c/o National Financial Data Services
P.O. Box 419922                          330 W. Ninth Street
Kansas City, MO  64141-6922              Kansas City, MO 64105

If you wish to open or add to your account by wire, please call 1-800-960-0188 for instructions.

After your account is open, you may add to it by:

+ Mailing a check or money order to the above addresses along with a letter or the form at the bottom of your account statement. Be sure to put your account number on your check and in your letter.
+    Wiring money from your bank. Call 1-800-960-0188 for instructions
+ Making automatic investments if you signed up for the Automatic Investment Plan when you opened your account.

HOW TO SELL SHARES

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next net asset value per share (share price) calculated after your order is received and accepted.

TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described in this section. To sell shares in a retirement account, your request must be made in writing.

CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and each Fund from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

*    You wish to redeem more than $25,000 worth of shares

*    Your account registration information has changed within the last 30 days

* The redemption check is being mailed to a different address from the one on your account (address of record)

*    The check is being made payable to someone other than the account owner

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee.

SELLING SHARES BY LETTER

Write and sign a "letter of instruction" with:

*    Your name
*    Your Fund's account number
*    The dollar amount or number of shares to be redeemed

+ Please note the following special requirements for redeeming shares by mail or in person for different types of accounts Individual, Joint Tenant, Sole Proprietorship, UGMA or UTMA Accounts: The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.
+ Retirement Account: The account owner should complete a Retirement Distribution Form. Call 1-800-960-0188 to request one.
+ Trust Account: The trustee must sign the letter indicating capacity as trustee. If a trustee's name is not in the account registration, provide a copy of the trust document certified within the past 60 days.
+ Business or Organization: At least one person authorized by corporate resolutions to act on the account must sign the letter. Include a corporate resolution with corporate seal or signature guarantee.
+ Executor, Administrator, Conservator or Guardian: Call 1-800-960-0188 for instructions.

Unless otherwise instructed, the Fund will send a check to the address of record.

Mail your letter to:

REGULAR DELIVERY:                        OVERNIGHT DELIVERY:
Masters' Select Funds                    Masters' Select Funds
c/o National Financial Data Services     c/o National Financial Data Services
P.O. Box 419922                          330 W. Ninth Street
Kansas City, MO 64141-6922               Kansas City, MO 64105

SELLING SHARES BY TELEPHONE

YOU MUST SELECT THIS OPTION ON YOUR NEW ACCOUNT APPLICATION IF YOU WISH TO USE TELEPHONE REDEMPTION; IT IS NOT AUTOMATICALLY AVAILABLE. If you selected the telephone redemption option on your New Account Application, you can sell shares simply by calling 1-800-960-0188. The amount you wish to redeem (up to $25,000) will be wired to your bank account. This option is not available for Retirement Accounts.

SELLING SHARES BY WIRE:

You must sign up for the wire feature before using it. To verify that it is in place, please call 1-800-960-0188. The minimum wire amount is $5,000. Your wire redemption request must be received by the Funds before 4:00 p.m. eastern time for money to be wired the next business day. This option is not available for Retirement Accounts.

SHAREHOLDER AND ACCOUNT POLICIES

STATEMENTS, REPORTS AND INQUIRIES

Statements and reports that each Fund sends you include the following:

* Confirmation statements (after every transaction that affects your account balance or your account registration)

*    Financial reports (every six months)

The Transfer Agent for the Funds is National Financial Data Services. Its address is 330 W. Ninth Street, Kansas City, MO 64105. You may call the Transfer Agent at 1-800-960-0188 if you have questions about your account.

First Fund Distributors, Inc., an affiliate of the Administrator, is the principal underwriter of the Funds. Its address is 4455 E. Camelback Road, Phoenix AZ 85018.

EXCHANGE PRIVILEGE

Shareholders may exchange shares between the Masters' Select Equity Fund and the Masters' Select International Fund by mailing or delivering written instructions to the Transfer Agent. Please specify the name of the applicable Fund, the number of shares or dollar amount to be exchanged and your name and account number.

You may also exchange shares by calling the Transfer Agent at 1-800-960-0188 between 9:00 a.m. and 4:00 p.m. eastern time on a day when the New York Stock Exchange (NYSE) is open for normal trading. Telephone exchanges are subject to the identification procedures noted with respect to telephone redemptions above.

AUTOMATIC INVESTMENT/WITHDRAWAL PLANS

One easy way to pursue your financial goals is to invest money regularly. The Funds offer a convenient service that lets you transfer money into your Fund account automatically. Although Automatic Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

A systematic withdrawal plan lets you set up periodic redemptions from your account. Certain restrictions apply for retirement accounts. Call 1-800-960-0188 for more information.

SHARE PRICE

Each Fund is open for business each day the New York Stock Exchange is open. Each Fund calculates its net asset value (NAV) as of the close of business of the NYSE, normally 4 p.m. Eastern time.

Each Fund's NAV is the value of a single share. The NAV is computed by adding the value of each Fund's investments, cash and other assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. The NAV is also the redemption price (price to sell one share).

Each Fund's assets are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.

PURCHASES

* All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

*    The Funds do not accept cash, credit cards or third-party checks.

* If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees the Funds or the Transfer Agent incurs.

* Your ability to make automatic investments may be immediately terminated if any item is unpaid by your financial institution.

*    Each Fund reserves the right to reject any purchase order.

For example, a purchase order may be refused if, in the Advisor's opinion, it is so large that it would disrupt management of the Funds. Orders may also be rejected from persons believed by the Advisor to be "market timers."

Certain financial institutions that have entered into sales agreements with the Funds may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the Fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses. THESE INSTITUTIONS MAY CHARGE YOU A FEE IF YOU BUY OR SELL SHARES THROUGH THEM.

REDEMPTIONS

* Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the Funds, it may take up to seven days to pay you.

* Redemptions may be suspended or payment dates postponed when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC.

EACH FUND MAY CLOSE SMALL ACCOUNTS. Due to the relatively high cost of maintaining smaller accounts, the shares in your account (unless it is a retirement plan or custodial account) may be redeemed by each Fund if, due to redemptions you have made, the total value of your account is reduced to less than $2,500. If a Fund determines to make such an involuntary redemption, you will first be notified that the value of your account is less than $2,500, and you will be allowed 30 days to make an additional investment to bring the value of your account to at least $2,500 before a Fund takes any action.

DIVIDENDS, CAPITAL GAINS AND TAXES

The Funds distribute substantially all of their net income and capital gains, if any, to shareholders each year. Normally, dividends and capital gains are distributed in December.

DISTRIBUTION OPTIONS

When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-960-0188 for instructions. The Funds offer three options:

1. REINVESTMENT OPTION. Your dividend and capital gains distributions will be automatically reinvested in additional shares of the Funds. If you do not indicate a choice on your application, you will be assigned this option.

2. INCOME-EARNED OPTION. Your capital gains distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.

3. CASH OPTION. You will be sent a check for your dividend and capital gains distributions.

For retirement accounts all distributions are automatically reinvested. When you are over 59 1/2 years old, you can receive distributions in cash.

When a Fund deducts a distribution from its NAV, the reinvestment price is the Fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.

UNDERSTANDING DISTRIBUTIONS

As a Fund shareholder, you are entitled to your share of the Fund's net income and gains on its investments. The Funds pass their earnings along to investors as distributions. Each Fund earns dividends from stocks and interest from short-term investments. These are passed along as dividend distributions. Each Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gains distributions.

TAXES

As with any investment, you should consider how your investment in each Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.

TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax and may also be subject to state and local taxes. If you live outside of the United
States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. Distributions declared in December and paid in January, however, are taxable as if they were paid on December 31.

For federal tax purposes, each Fund's income and short-term capital gains distributions are taxed as dividends; long-term capital gains distributions are taxed as long-term capital gains. Every January, each Fund will send you and the IRS a statement showing the taxable distributions.

TAXES ON TRANSACTIONS. Your redemptions are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them. Whenever you sell shares of a Fund, the Fund will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. It is up to you or your tax preparer, however, to determine whether the sales resulted in a capital gain and, if so, the amount of the tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

"BUYING A DIVIDEND." If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

There are tax requirements that all funds must follow in order to avoid federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instruments.

When you sign your New Account Application, you will be asked to certify that your Social Security or Taxpayer Identification number is correct and that you are not subject to 31% withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.

                         THE MASTERS' SELECT FUNDS TRUST


                              FINANCIAL HIGHLIGHTS

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                          EQUITY FUND                  INTERNATIONAL FUND
                                                                      FOR THE PERIOD FROM              FOR THE PERIOD FROM
                                                                    JANUARY 1,    JANUARY 1,       JANUARY 1,       DECEMBER 1,
                                                                       1998         1997             1998              1997+
                                                                 TO DECEMBER 31, TO DECEMBER 31,  TO DECEMBER 31, TO DECEMBER 31,
                                                                       1998         1997            1998               1997
                                                                 -------------------------------  ------------------------------
Net asset value, beginning of period .............................   $  11.84     $  10.00         $   9.88        $  10.00
                                                                     --------     --------         --------        --------
Income from investment operations
   Net investment income .........................................       0.03         0.03             0.08              --

   Net realized and unrealized gain ..............................       1.73         2.90             1.08           (0.12)
                                                                     --------     --------         --------        --------
      Total from investment operations ...........................       1.76         2.93             1.16           (0.12)
                                                                     --------     --------         --------        --------
Less distributions
   From net investment income ....................................      (0.02)       (0.03)           (0.09)             --
   From capital gains ............................................      (0.01)       (1.06)              --              --
                                                                     --------     --------         --------        --------
   Total distributions ...........................................      (0.03)       (1.09)           (0.09)             --
                                                                     --------     --------         --------        --------
Net asset value, end of period ...................................   $  13.57     $  11.84         $  10.95        $   9.88
                                                                     ========     ========         ========        ========
Total return .....................................................      14.90%       29.11%           11.74%          (1.20%)
                                                                     ========     ========         ========        ========
Net assets at end of period (in 000's) ...........................   $405,458     $296,876         $ 95,222        $ 45,934
                                                                     ========     ========         ========        ========
Ratio of expenses to average net assets ..........................       1.38%#      1.47%#            1.55%^         1.77%*^
                                                                     ========     ========         ========        ========
Ratio of net investment income to average net assets
  (net of waiver and expenses paid indirectly) ...................       0.30%        0.12%            0.87%           0.42%*
                                                                     ========     ========         ========        ========
Portfolio turnover rate ..........................................     135.41%      145.11%           71.55%           0.00%
                                                                     ========     ========         ========        ========

*    ANNUALIZED.

+    THE MASTERS' SELECT  INTERNATIONAL FUND COMMENCED OPERATIONS ON DECEMBER 1,
     1997.

# INCLUDES CUSTODY FEES PAID INDIRECTLY WHICH AMOUNT TO 0.00% AND 0.03%, RESPECTIVELY, OF AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 AND 1997, RESPECTIVELY.

^ INCLUDES CUSTODY FEES PAID INDIRECTLY WHICH AMOUNT TO 0.02% AND 0.06%, RESPECTIVELY, OF AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 AND 1997, RESPECTIVELY.

                       See Notes to Financial Statements
32

FOR MORE INFORMATION

The Statement of Additional Information (SAI) contains additional information about the Funds. Further additional information about the Funds' investments is available in the Funds' annual and Semi-Annual Reports to shareholders.

ANNUAL AND SEMI-ANNUAL REPORTS:

In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION:

The SAI, Annual Report to Shareholders and Semi-Annual Report to Shareholders are available, without charge, upon request. To request a SAI, Annual Report to Shareholders or Semi-Annual Report to Shareholders, or to ask questions about your account or obtain other information about the Funds, please call 1-800-960-0188.

SEC CONTACT INFORMATION:

If you have access to the Internet, you can view the SAI at the Securities and Exchange Commission (SEC) Web site at www.sec.gov. You may also visit the SEC public reference room by calling 1-800-SEC-0330 or request a copy by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. The SEC charges a duplicating fee for this service. SEC File No: 333-10015

                                                As filed with the Securities and
                                        Exchange Commission on February 23, 1999

                                                      Registration No. 333-10015
                                                              File No. 811-07763
================================================================================









                                     Part B

                                       of

                                    Form N-1A

                         COMBINED REGISTRATION STATEMENT

                           MASTERS' SELECT FUNDS TRUST

                           Masters' Select Equity Fund

                       Masters' Select International Fund






================================================================================

                           MASTERS' SELECT FUNDS TRUST

                       Statement of Additional Information

                              Dated April 30, 1999

This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the prospectus dated April 30, 1999, as it may be amended from time to time, of The Masters' Select Equity Fund (the "Masters' Select Equity" or "Equity Fund") and The Masters' Select International Fund (the "Masters' Select International" or "International Fund"), a series of Masters' Select Funds Trust (the "Trust"), formerly known as the Masters' Select Investment Trust until December 1997. The Trust, a diversified open-end management investment company, is a Delaware business trust formed on August 1, 1996. Litman/Gregory Fund Advisors, LLC (the "Advisor") is the Advisor of the Funds. The Advisor has retained investment managers as sub-advisers ("Managers"), each responsible for portfolio management of a segment of each Fund's total assets. A copy of the combined prospectus may be obtained from the Trust at 4 Orinda Way, Suite 230-D, Orinda, California 94563, telephone (800) 960-0188.

                                TABLE OF CONTENTS

                                                  Cross-reference to sections
                                         Page          in the prospectus
                                         ----     ---------------------------

Investment Objective and Policies ........B-2   The Fund at a Glance; The Fund
                                                in Detail

Management ..............................B-18   The Fund in Detail: Management,
                                                Investment Managers, Breakdown
                                                of Expenses, Organization

Portfolio Transactions and Brokerage ....B-22   The Fund in Detail: Investment
                                                Managers

Net Asset Value .........................B-23   Your Account: How to Buy Shares

Taxation ................................B-24   Taxes

Dividends and Distributions .............B-26   Dividends, Capital Gains, and
                                                Taxes

Performance Information .................B-26   Performance

General Information .....................B-27   General Information

Financial Statements ....................B-28   Not applicable

Appendix ................................B-29   Not applicable

                       INVESTMENT OBJECTIVES AND POLICIES

         The investment objective of each Fund is to provide long-term growth of capital. There is no assurance that each Fund will achieve its objective. The discussion below supplements information contained in the prospectus as to investment policies of each Fund.

         Under unusual market conditions, for temporary defensive purposes, up to 35% of each Fund's total assets may be invested in short-term, high-quality debt securities. Defensive positions may be initiated by the individual portfolio managers or by the Advisor.

CONVERTIBLE SECURITIES AND WARRANTS

         Each Fund may invest in convertible securities and warrants. A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

         A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund's entire investment therein).

OTHER CORPORATE DEBT SECURITIES

         Each Fund may invest in non-convertible debt securities of foreign and domestic companies over a cross-section of industries. The debt securities in which each Fund may invest will be of varying maturities and may include corporate bonds, debentures, notes and other similar corporate debt instruments. The value of a longer-term debt security fluctuates more widely in response to changes in interest rates than do shorter-term debt securities.

RISKS OF INVESTING IN DEBT SECURITIES

         There are a number of risks generally associated with an investment in debt securities (including convertible securities). Yields on short, intermediate, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

         Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments. The ability of each Fund to achieve its investment objective also depends on the continuing ability of the issuers of the debt securities in which each Fund invests to meet their obligations for the payment of interest and principal when due.

RISKS OF INVESTING IN LOWER-RATED DEBT SECURITIES

         As set forth in the prospectus, each Fund may invest a portion of its net assets in debt securities rated below "Baa" by Moody's or "BBB" by S&P or below investment grade by other recognized rating agencies, or in unrated securities of comparable quality under certain circumstances. Securities with ratings below "Baa" and/or "BBB" are commonly referred to as "junk bonds." Such bonds are subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds for a variety of reasons, including the following:

         SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. The economy and interest rates affect high yield securities differently from other securities. For example, the prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults, each Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and a Fund's asset values.

         PAYMENT EXPECTATIONS. High yield bonds present certain risks based on payment expectations. For example, high yield bonds may contain redemption and call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which a Fund's expenses can be spread and possibly reducing a Fund's rate of return.

         LIQUIDITY AND VALUATION. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact a Manager's ability to accurately value high yield bonds and a Fund's assets and hinder a Fund's ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

         CREDIT RATINGS. Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, a Manager must monitor the issuers of high yield bonds in a Fund's portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds' liquidity so a Fund can meet redemption requests.
A Fund will not necessarily dispose of a portfolio security when its rating has been changed.

SHORT-TERM INVESTMENTS

         Each  Fund  may  invest  in  any  of  the  following   securities   and
instruments:

         BANK CERTIFICATES OR DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. Each Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by a Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S.
Government.   If  a  Fund  holds  instruments  of  foreign  banks  or  financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" below. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

          Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

         As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

         In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objectives and policies stated above and in its prospectus, a Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

         SAVINGS ASSOCIATION OBLIGATIONS. Each Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

         COMMERCIAL PAPER, SHORT-TERM NOTES AND OTHER CORPORATE OBLIGATIONS. Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

         Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by S&P, "Prime-1" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by a Manager to be of comparable quality. These rating symbols are described in Appendix A.

         Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, a Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

MONEY MARKET FUNDS

         Each Fund may under certain circumstances invest a portion of its assets in money market funds. The Investment Company Act of 1940 (the "1940 Act") prohibits a Fund from investing more than 5% of the value of its total assets in any one investment company. or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. The Advisor and the Managers will not impose advisory fees on assets of a Fund invested in a money market mutual fund. However, an investment in a money market mutual fund will involve payment by a Fund of its pro rata share of advisory and administrative fees charged by such fund.

GOVERNMENT OBLIGATIONS

         Each  Fund  may  make   short-term   investments  in  U.S.   Government
obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home
Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.

         Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing
Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

         Each Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to meet such conditions could result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debt in a timely manner.

ZERO COUPON SECURITIES

         Each Fund may invest up to 35% of its net assets in zero coupon securities issued by the U.S. Treasury. Zero coupon Treasury securities are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts, or certificates representing interests in such stripped debt obligations or coupons. Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

VARIABLE AND FLOATING RATE INSTRUMENTS

         Each Fund may acquire variable and floating rate instruments. Such instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by a Manager under guidelines established by the Trust's Board of Trustees to be of comparable quality at the time of the purchase to rated instruments eligible for purchase by a Fund. In making such determinations, a Manager will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved in the event of the issuer of the instrument defaulting on its payment obligation or during periods in which a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

MORTGAGE-RELATED SECURITIES

         Each Fund may invest in mortgage-related securities. Mortgage-related securities are derivative interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. Each Fund may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. mortgage-related securities.

          U.S. MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-throughs." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of U.S. mortgage-related securities is GNMA, a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

         Government-related guarantors include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insured or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders. FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC's national portfolio. Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the United States Government.

         Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A domestic or foreign CMO in which a Fund may invest is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Like a bond, interest is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, FNMA or equivalent foreign entities.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal and interest received from the pool of underlying mortgages, including prepayments, is first returned to the class having the earliest maturity date or highest maturity. Classes that have longer maturity dates and lower seniority will receive principal only after the higher class has been retired.

FOREIGN INVESTMENTS AND CURRENCIES

         Each Fund may invest in securities of foreign issuers that are not publicly traded in the United States (the International Fund will invest substantially all of its assets in securities of foreign issuers). Each Fund may also invest in depositary receipts and in foreign currency futures contracts and may purchase and sell foreign currency on a spot basis.

          DEPOSITARY RECEIPTS. Depositary Receipts ("DRs") include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other forms of depositary receipts. DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

         RISKS OF INVESTING IN FOREIGN SECURITIES. Investments in foreign securities involve certain inherent risks, including the following:

         POLITICAL AND ECONOMIC FACTORS. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

         CURRENCY FLUCTUATIONS. Each Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's assets denominated in that currency. Such changes will also affect a Fund's income. The value of a Fund's assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

         MARKET CHARACTERISTICS. The Managers expect that many foreign securities in which a Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and a Fund's portfolio securities may be less liquid and more volatile than U.S. Government securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

         Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund's positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

         LEGAL AND REGULATORY MATTERS. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

         TAXES. The interest payable on certain of a Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders.

         COSTS. To the extent that each Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

          EMERGING MARKETS. Some of the securities in which each Fund may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in a less liquidity and greater price volatility; national policies that may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

         In considering whether to invest in the securities of a foreign company, a Manager considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the prospectus, depending on a Manager's assessment of prevailing market, economic and other conditions.

OPTIONS ON SECURITIES AND SECURITIES INDICES

         PURCHASING PUT AND CALL OPTIONS. Each Fund may purchase covered "put" and "call" options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

         If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when a Manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

         If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

         Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Manager believes there is an active secondary market to facilitate closing transactions.

          WRITING CALL OPTIONS. Each Fund may write covered call options. A call option is "covered" if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

         Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

         STOCK INDEX OPTIONS. Each Fund may also purchase put and call options with respect to the S&P 500 and other stock indices. Such options may be purchased as a hedge against changes resulting from market conditions in the values of securities which are held in a Fund's portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of a Fund.

         The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index would be subject to a Manager's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

         Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this were to occur, a Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, a Fund might be unable to exercise an option it holds, which could result in substantial losses to a Fund. It is the policy of each Fund to purchase put or call options only with respect to an index which a Manager believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

          RISKS OF INVESTING IN OPTIONS. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Internal Revenue Code (the "Code") requirements for qualification of a Fund as a regulated investment company. See "Dividends and Distributions" and "Taxation."

         In addition, when trading options on foreign exchanges, many of the protections afforded to participants in United States option exchanges will not be available. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" below.

         DEALER OPTIONS. Each Fund will engage in transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

         Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes a dealer option, a Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom a Fund originally wrote the option. While a Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

         The Staff of the Securities and Exchange Commission (the "Commission") has taken the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, each Fund will treat dealer options as subject to a Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, each Fund will change its treatment of such instruments accordingly.

          FOREIGN CURRENCY OPTIONS. Each Fund may buy or sell put and call options on foreign currencies. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. Each Fund will use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

         As with other kinds of option transactions, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. Each Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations: however, in the event of exchange rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

         SPREAD TRANSACTIONS. Each Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put a securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that a Fund does not own, but which is used as a benchmark. The risk to a Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, I.E., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

FORWARD CURRENCY CONTRACTS

         Each Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

FUTURES CONTRACTS AND RELATED OPTIONS

         Each Fund may invest in futures contracts and options on futures contracts as a hedge against changes in market conditions or interest rates. A Fund will trade in such derivative securities for bona fide hedging purposes and otherwise in accordance with the rules of the Commodity Futures Trading Commission ("CFTC"). A Fund will segregate liquid assets in a separate account with its Custodian when required to do so by CFTC guidelines in order to cover its obligation in connection with futures and options transactions.

         No price is paid or received by a Fund upon the purchase or sale of a futures contract. When it enters into a domestic futures contract, a Fund will be required to deposit in a segregated account with its Custodian an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This amount is known as initial margin. The margin requirements for foreign futures contracts may be different.

          The nature of initial margin in futures transactions is different from that of margin in securities transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments (called variation margin) to and from the broker will be made on a daily basis as the price of the underlying stock index fluctuates, to reflect movements in the price of the contract making the long and short positions in the futures contract more or less valuable. For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and a Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position will be less valuable and a Fund will be required to make a variation margin payment to the broker.

         At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate a Fund's position in the futures contract A final determination of variation margin is made on closing the position. Additional cash is paid by or released to a Fund, which realizes a loss or a gain.

         In addition to amounts segregated or paid as initial and variation margin, a Fund must segregate liquid assets with its custodian equal to the market value of the futures contracts, in order to comply with Commission requirements intended to ensure that a Fund's use of futures is unleveraged. The requirements for margin payments and segregated accounts apply to both domestic and foreign futures contracts.

         STOCK INDEX FUTURES CONTRACTS. Each Fund may invest in futures contracts on stock indices. Currently, stock index futures contracts can be purchased or sold with respect to the S&P 500 Stock Price Index on the Chicago Mercantile Exchange, the Major Market Index on the Chicago Board of Trade, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade. Foreign financial and stock index futures are traded on foreign exchanges including the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

         INTEREST RATE OR FINANCIAL FUTURES CONTRACTS. Each Fund may invest in interest rate or financial futures contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.

         The sale of an interest rate or financial futures contract by a Fund would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchased by a Fund would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. Closing out of a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, a Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, a Fund realizes a loss.

         Each Fund will deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Domestic interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. A public market now exists in domestic futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; GNMA modified pass-through mortgage-backed securities; three-month United States Treasury bills; and 90-day commercial paper. Each Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments. International interest rate futures contracts are traded on the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

         FOREIGN CURRENCY FUTURES CONTRACTS. Each Fund may use foreign currency future contracts for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the German mark, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European Currency Unit ("ECU"). Other foreign currency futures contracts are likely to be developed and traded in the future. Each Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         RISKS OF TRANSACTIONS IN FUTURES CONTRACTS. There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the future may move more or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, a Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge.

         To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the futures contract, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility over such time period of the future. Conversely, a Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contract being used. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance while the value of securities held in a Fund's portfolio may decline. If this occurs, a Fund will lose money on the future and also experience a decline in value in its portfolio securities. However, the Advisor believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based.

         Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If a Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the stock index or cash market due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index or cash market and futures markets. In addition, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. As a result of price distortions in the futures market and the imperfect correlation between movements in the cash market and the price of securities and movements in the price of futures, a correct forecast of general trends by a Manager may still not result in a successful hedging transaction over a very short time frame.

          Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although a Fund may intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. When futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

         Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

         Successful use of futures by a Fund is also subject to a Manager's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, a Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. Each Fund may have to sell securities at a time when it may be disadvantageous to do so.

         In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, a Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

         OPTIONS ON FUTURES CONTRACTS. As described above, each Fund may purchase options on the futures contracts they can purchase or sell. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. There is no guarantee that such closing transactions can be effected.

         Investments in futures options involve some of the same considerations as investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is limited to the premium paid for the options (plus transaction costs).

         RESTRICTIONS ON THE USE OR FUTURES CONTRACTS AND RELATED OPTIONS. Each Fund will engage in transactions in futures contracts or related options primarily as a hedge against changes resulting from market conditions in the values of securities held in a Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of each Fund. A Fund may not purchase or sell futures or purchase related options if, immediately thereafter, more than 25% of its net assets would be hedged. A Fund also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on a Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of a Fund's net assets.

         These restrictions, which are derived from current federal regulations regarding the use of options and futures by mutual funds, are not "fundamental restrictions" and may be changed by the Trustees of the Trust if applicable law permits such a change and the change is consistent with the overall investment objective and policies of each Fund.

         The extent to which a Fund may enter into futures and options transactions may be limited by the Code requirements for qualification of a Fund as a regulated investment company. See "Taxation."

REPURCHASE AGREEMENTS

         Each Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Advisor or a Manager, subject to the seller's agreement to repurchase and a Fund's agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, a Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause a Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS.

         Each Fund may enter into reverse repurchase agreements. A Fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. A Fund may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when sale of a Fund's securities is disadvantageous.

         Each Fund causes the custodian to segregate liquid assets, such as cash, U.S. Government securities or other high grade liquid debt securities equal in value to its obligations (including accrued interest) with respect to reverse repurchase agreements. In segregating such assets, the custodian either places such securities in a segregated account or separately identifies such assets and renders them unavailable for investment. Such assets are marked to market daily to ensure full collateralization is maintained.

DOLLAR ROLL TRANSACTIONS

         Each Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a security to a financial institution concurrently with an agreement by a Fund to purchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional portfolio securities of a Fund, and the income from these investments, together with any additional fee income received on the sale, may or may not generate income for a Fund exceeding the yield on the securities sold.

         At the time a Fund enters into a dollar roll transaction, it causes its custodian to segregate liquid assets such as cash, U.S. Government securities or other high-grade liquid debt securities having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS

         Each Fund may purchase securities on a "when-issued," forward commitment or delayed settlement basis. In this event, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of a Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

         Each Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, a Fund's liquidity and the ability of a Manager to manage it may be affected in the event a Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

         Each Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date. In these cases a Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

         The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day a Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

ZERO-COUPON, STEP-COUPON AND PAY-IN-KIND SECURITIES

         Each Fund may invest in zero-coupon, step-coupon and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, the Code requires the holders of these securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on the securities accruing that year. A Fund may be required to distribute a portion of that discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

BORROWING

         Each Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions in amounts up to 20% of the value of its total assets at the time of such borrowings. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

LENDING PORTFOLIO SECURITIES

         Each Fund may lend its portfolio securities in an amount not exceeding 30% of its total assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations. Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to a Fund. Any loan might be secured by any one or more of the three types of collateral. The terms of a Fund's loans must permit a Fund to reacquire loaned securities on five days' notice or in time to vote on any serious matter and must meet certain tests under the Code.

SHORT SALES

         Each Fund is authorized to make short sales of securities which it does not own or have the right to acquire. In a short sale, a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, a Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. Each Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Each Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which a Fund has a short position can range from one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and a Fund is required to pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, a Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

         Short sales by a Fund create opportunities to increase a Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since each Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund's net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

ILLIQUID SECURITIES

         Each Fund may not invest more than 15% of the value of its net assets in illiquid securities, including restricted securities, that are not deemed to liquid by the sub-advisor. The Advisor and the Managers will monitor the amount of illiquid securities in a Fund's portfolio, under the supervision of the Trust's Board of Trustees, to ensure compliance with a Fund's investment restrictions.

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the sub-advisor, pursuant to procedures adopted by the Trust's Board of Trustees, may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

RISKS OF INVESTING IN SMALL COMPANIES

         As stated in the prospectus, each Fund may invest in securities of small companies. Additional risks of such investments include the markets on which such securities are frequently traded. In many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. Investors should be aware that, based on the foregoing factors, an investment in the Funds may be subject to greater price fluctuations than an investment in a fund that invests exclusively in larger, more established companies. A Manager's research efforts may also play a greater role in selecting securities for a Fund than in a fund that invests in larger, more established companies.

INVESTMENT RESTRICTIONS

         The Trust (on behalf of a Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the 1940 Act, of the outstanding voting securities of a Fund. Under the 1940 Act, the "vote of the holders of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

         As a matter of fundamental policy, a Fund is diversified; I.E., as to 75% of the value of a its total assets: (i) no more than 5% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities); and (ii) a Fund may not purchase more than 10% of the outstanding voting securities of an issuer. Each Fund's investment objective is also fundamental.

         In addition, a Fund may not:

         1. Issue senior securities, borrow money or pledge its assets, except that (i) a Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding; and (ii) this restriction shall not prohibit a Fund from engaging in options, futures and foreign currency transactions or short sales;

         2. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

         3. Act as underwriter (except to the extent a Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

         4. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities);

         5. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although a Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

         6. Purchase or sell commodities or commodity futures contracts, except that a Fund may purchase and sell stock index futures contracts and currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission;

         7. Invest in oil and gas limited partnerships or oil, gas or mineral leases;

         8. Make loans of money (except for purchases of debt securities consistent with the investment policies of a Fund and except for repurchase agreements); or

         9.  Make   investments  for  the  purpose  of  exercising   control  or
management.

         Each Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

         Each Fund may not:

         1. Invest in the securities of other investment companies or purchase any other investment company's voting securities or make any other investment in other investment companies except to the extent permitted by federal law.

         2. Invest more than 15% of its assets in securities which are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities which are determined by the sub-advisor, pursuant to procedures adopted by the Board of Trustees, to be liquid).

                                   MANAGEMENT

         The overall management of the business and affairs of the Trust is vested with its Board of Trustees, who are responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet throughout the year to oversee the activities of the Funds, review the compensation arrangements between the Advisor and the investment managers, review contractual arrangements with companies that provide services to the Funds, including the Advisor, Managers, Administrator, Custodian and Transfer Agent, and review performance. The day to day operations of the Trust are delegated to its officers, subject to a Fund's investment objectives and policies and to general supervision by the Board of Trustees. The majority of Trustees are not otherwise affiliated with the Advisor or any of the investment managers.

         The Trustees and officers of the Trust, their ages and positions with the Trust, their business addresses and principal occupations during the past five years are:

NAME, ADDRESS AND AGE        POSITION       PRINCIPAL OCCUPATION DURING PAST FIVE YEARS

A. George Battle (55)        Trustee        Senior Fellow, The Aspen Institute since June, 1995. Director of
1065 Sterling Avenue                        Peoplesoft, Inc.; Barra, Inc.; and Fair, Isaac. Formerly (until 1995)
Berkeley, CA 94708                          Managing Partner, Market Development of Andersen Consulting.

Frederick August             Trustee        Senior Vice President, Right Associates (industrial psychologists)
Eigenbrod, Jr. PhD (58)
19925 Stevens Creek Blvd.
Cupertino, CA 95014

NAME, ADDRESS AND AGE        POSITION       PRINCIPAL OCCUPATION DURING PAST FIVE YEARS

Kenneth E. Gregory* (41)     President and  President of the Advisor; President of L/G Research Inc. (publishers)
4 Orinda Way                 Trustee        and Litman/Gregory & Co., LLC (investment advisors)
Suite 230D
Orinda, CA 94556

Craig A. Litman* (52)        Secretary and  Treasurer and Secretary of the Advisor; Vice President  and  Secretary
100 Larkspur Landing Circle  Trustee        of L/G Research Inc.; Chairman of Litman/Gregory & Co., LLC
Suite 204
Larkspur, CA 94939

Taylor M. Welz (39)          Trustee        Partner, Bowman & Company, LLP (certified public accountants)
2431 W. March Lane
Suite 100
Stockton, CA 95207

John Coughlan (42)           Treasurer      Chief Operating Officer, Litman/Gregory & Co., LLC since 1996;
4 Orinda Way                                Controller, Centex Homes of Northern CA, 1995 - 1996;
Suite 230D                                  Senior Vice President, Countrywide Capital Markets, Inc., 1994;
Orinda, CA 94556,                           Executive Vice President, TMAC, 1992 - 1994; Vice President and
                                            Treasurer, Barnett Range Corporation, prior to 1992

* denotes Trustees who are "interested persons" of the Trust under the 1940 Act.

The table below illustrates the annual compensation paid to each Trustee of the Masters' Select Funds Trust:

                              AGGREGATE                                                TOTAL
                              COMPENSATION    PENSION OR                               COMPENSATION
                              FROM MASTERS'   RETIREMENT BENEFITS   ESTIMATED ANNUAL   FROM MASTERS'
                              SELECT FUNDS    ACCRUED AS PART OF    BENEFITS UPON      SELECT FUNDS
NAME OF TRUSTEE               TRUST           FUND EXPENSES         RETIREMENT         TRUST

A. George Battle                $10,000             $0                  $0                $10,000

Frederick A. Eigenbrod, Jr.     $10,000             $0                  $0                $10,000

Taylor M. Welz                  $10,000             $0                  $0                $10,000

Kenneth E. Gregory                   $0             $0                  $0                     $0

Craig A. Litman                      $0             $0                  $0                     $0

         Each Trustee who is not an "interested person" of the Funds receives an annual fee of $10,000 allocated equally between the Funds, plus expenses incurred by the Trustees in connection with attendance at meetings of the Board of Trustees and their Committees. As of December 31, 1998, to the best of the knowledge of the Masters' Select Funds Trust, the Board of Trustees and officers of the Funds, as a group, owned of record less than 1% of each Fund's outstanding shares.

         The following persons, to the best knowledge of the Trust, owned of record more than 5% of the outstanding shares of the Masters' Select Equity Fund as of December 31, 1998:


         CHARLES SCHWAB & CO INC
         SPL CSTDY A/C FOR EXCL BNFT CUST
         MUTUAL FUND DEPT - REINVEST A/C
         101 MONTGOMERY ST
         SAN FRANCISCO CA 94104-4122 - 50%

         NATIONAL FINANCIAL SERVICES CORP
         FOR THE EXCLUSIVE BENEFIT OF
         OUR CUSTOMERS
         ATTN TERRI LOUIE
         200 LIBERTY ST FL 5
         NEW YORK NY 10281-5500 - 6%

         The following  persons,  to the best  knowledge of the Trust,  owned of
record  more  than  5%  of  the  outstanding   shares  of  the  Masters'  Select
International Fund as of December 31, 1998:

         CHARLES SCHWAB & CO INC
         SPL CSTDY A/C FOR EXCL BNFT CUST
         MUTUAL FUND DEPT - REINVEST A/C
         101 MONTGOMERY ST
         SAN FRANCISCO CA 94104-4122 - 65%

THE ADVISOR AND THE MANAGERS

         Subject to the supervision of the Board of Trustees, investment management and related services are provided by the Advisor, pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). In addition, the assets of each Fund are divided into segments by the Advisor, and individual selection of securities in each segment is provided by a Manager selected by the Board of Trustees pursuant, in each case, to a form of sub-advisory agreement ("Management Agreement"). Under the Advisory Agreement, the Advisor has agreed to (i) furnish each Fund with advice and recommendations with respect to the selection and continued employment of Managers to manage the actual investment of each Fund's assets; (ii) direct the allocation of each Fund's assets among such Managers; (iii) oversee the investments made by such Managers on behalf of each Fund, subject to the ultimate supervision and direction of the Trust's Board of Trustees; (iv) oversee the actions of the Managers with respect to voting proxies for each Fund, filing Section 13 ownership reports for each Fund, and taking other actions on behalf of each Fund; (v) maintain the books and records required to be maintained by each Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator, another agent of each Fund or a Manager; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund's assets which each Fund's administrator or distributor or the officers of the Trust may reasonably request; and (vii) render to the Trust's Board of Trustees such periodic and special reports with respect to each Fund's investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees. The Advisor has agreed, at its own expense, to maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Personnel of the Advisor may serve as officers of the Trust provided they do so without compensation from the Trust. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust's Board of Trustees may desire and reasonably request. With respect to the operation of each Fund, the Advisor has agreed to be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the operation of the Trust and each Fund including the provision of persons qualified to serve as officers of the Trust; (ii) compensating the Managers selected to invest the assets of each Fund; (iii) the expenses of printing and distributing extra copies of each Fund's prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders); and (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor or any Manager.

         Under each Management Agreement, each Manager agrees to invest its Allocated Portion of the assets of each Fund in accordance with the investment objectives, policies and restrictions of each Fund as set forth in each Fund's and Trust's governing documents, including, without limitation, the Trust's Agreement and Declaration of Trust and By-Laws; each Fund's prospectus, statement of additional information, and undertakings; and such other limitations, policies and procedures as the Advisor or the Trustees of the Trust may impose from time to time in writing to Manager. In providing such services, Manager shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, and other applicable law.

         Without limiting the generality of the foregoing, each Manager has agreed to (i) furnish each Fund with advice and recommendations with respect to the investment of the Manager's Allocated Portion of each Fund's assets, (ii) effect the purchase and sale of portfolio securities for Manager's Allocated Portion or determine that a portion of such Allocated Portion will remain uninvested; (iii) manage and oversee the investments of the Manager's Allocated Portion, subject to the ultimate supervision and direction of the Trust's Board of Trustees; (iv) vote proxies and take other actions with respect to the securities in Manager's Allocated Portion; (v) maintain the books and records required to be maintained with respect to the securities in Manager's Allocated Portion; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund's assets which the Advisor, Trustees or the officers of the Trust may reasonably request; and (vii) render to the Trust's Board of Trustees such periodic and special reports with respect to Manager's Allocated Portion as the Board may reasonably request.

         As compensation for the Advisor's services (including payment of the Managers' fees), each Fund pays it an advisory fee at the rate specified in the prospectus. In addition to the fees payable to the Advisor and the Administrator, the Trust is responsible for its operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of each Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of each Fund's shareholders and the Trust's Board of Trustees that are properly payable by each Fund; salaries and expenses of officers and fees and expenses of members of the Trust's Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of each Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of each Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.

         The Advisor may agree to waive certain of its fees or reimburse each Fund for certain expenses, in order to limit the expense ratio of each Fund. In that event, subject to approval by the Trust's Board of Trustees, each Fund may reimburse the Advisor in subsequent years for fees waived and expenses reimbursed, provided the expense ratio before reimbursement is less than the expense limitation in effect at that time.

         The Advisor is controlled by Craig A. Litman and Kenneth E. Gregory.

         Under the Advisory Agreement and each Management Agreement, the Advisor and the Managers will not be liable to the Trust for any error of judgment by the Advisor or Managers or any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith or gross negligence by reason of reckless disregard of its obligations and duties under the applicable agreement.

         The Advisory Agreement and the Management Agreements will remain in effect for a period not to exceed two years. Thereafter, if not terminated, each Advisory and Management Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (I) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

         The Advisory and Management Agreements are terminable by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Trust at any time without penalty, on 60 days written notice to the Advisor or a Manager. The Advisory and Management Agreements also may be terminated by the Advisor or a Manager on 60 days written notice to the Trust. The Advisory and Management Agreements terminate automatically upon their assignment (as defined in the 1940 Act).

         As compensation for its investment management services, each of the Funds paid the Advisor investment advisory fees in the amount specified below. Additional investment advisory fees payable under the investment advisory agreement may have, instead, been waived by the Advisor, but may be subject to reimbursement by the respective Fund, as discussed previously.

                          ADVISORY FEES PAID TO ADVISOR

         YEAR                  EQUITY FUND              INTERNATIONAL FUND

         1997                   $2,247,185                   $35,638

         1998                  $4,056,899                   $891,022

         THE ADMINISTRATOR. The Administrator, Investment Company Administration, L.L.C.. has agreed to be responsible for providing such services as the Trustees may reasonably request, including but not limited to (i) maintaining the Trust's books and records (other than financial or accounting books and records maintained by any custodian, transfer agent or accounting services agent); (ii) overseeing the Trust's insurance relationships; (iii) preparing for the Trust (or assisting counsel and/or auditors in the preparation
of) all required tax returns, proxy statements and reports to the Trust's shareholders and Trustees and reports to and other filings with the Securities and Exchange Commission and any other governmental agency (the Trust agreeing to supply or cause to be supplied to the Administrator all necessary financial and other information in connection with the foregoing); (iv) preparing such applications and reports as may be necessary to register or maintain the Trust's registration and/or the registration of the shares of the Trust under the securities or "blue sky" laws of the various states selected by the Trust (the Trust agreeing to pay all filing fees or other similar fees in connection therewith); (v) responding to all inquiries or other communications of shareholders, if any, which are directed to the Administrator, or if any such inquiry or communication is more properly to be responded to by the Trust's custodian, transfer agent or accounting services agent, overseeing their response thereto; (vi) overseeing all relationships between the Trust and any custodian(s), transfer agent(s) and accounting services agent(s), including the negotiation of agreements and the supervision of the performance of such agreements; (vii) together with the Advisor, monitoring compliance by the Managers with tax, securities and other applicable requirements; and (viii) authorizing and directing any of the Administrator's directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. All services to be furnished by the Administrator under this Agreement may be furnished through the medium of any such directors, officers or employees of the Administrator.

                    ADMINISTRATION FEES PAID TO ADMINISTRATOR

         YEAR                  EQUITY FUND            INTERNATIONAL FUND

         1997                    $149,572                   $1,644

         1998                    $184,423                   $43,313


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Each Management Agreement states that, with respect to the segment of each Fund's portfolio allocated to the Manager, the Manager shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Manager shall not direct orders to an affiliated person of the Manager without general prior authorization to use such affiliated broker or dealer by the Trust's Board of Trustees. In general, a Manager's primary consideration in effecting a securities transaction will be execution at the most favorable cost or proceeds under the circumstances. In selecting a broker-dealer to execute each particular transaction, a Manager may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of each Fund on a continuing basis. The price to each Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

         Brokerage commissions paid for the year ended December 31, 1998, by the Masters' Select Equity Fund and the Masters' Select International Fund, respectively, were $1,438,016 and $432,232. Of these amounts, the percentages attributable to affiliated broker transactions were 1% and 0%, respectively. Brokerage commissions paid for the year ended December 31, 1997 were $1,537,490(1) and $117,416(2), respectively. Of these amounts, the percentages attributable to affiliated broker transactions were 3% and 0%, respectively.

--------
(1) For the period 12/31/96 (commencement of operations) to 12/31/97.
(2) For the period 12/1/97 (commencement of operations) to 12/31/97.

         Subject to such policies as the Advisor and the Board of Trustees of the Trust may determine, a Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused each Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Manager an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager's or Advisor's overall responsibilities with respect to each Fund or other advisory clients. Each Manager is further authorized to allocate the orders placed by it on behalf of each Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Manager shall determine, and each Manager shall report on such allocations regularly to the Advisor and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor. Each Manager is also authorized to consider sales of shares of each Fund as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution.

         On occasions when a Manager deems the purchase or sale of a security to be in the best interest of each Fund as well as other clients of the Manager, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients.

                                 NET ASSET VALUE

         The net asset value of a Fund's shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) each business day. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

         The net asset value per share is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in a Fund outstanding at such time.

         Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the close of the NYSE. In addition, trading in and valuation of foreign securities may not take place on every day in which the NYSE is open for trading. In that case, the price used to determine a Fund's net asset value on the last day on which such exchange was open will be used, unless the Trust's Board of Trustees determines that a different price should be used. Furthermore, trading takes place in various foreign markets on days in which the NYSE is not open for trading and on which a Fund's net asset value is not calculated. Occasionally, events affecting the values of such securities in U.S. dollars on a day on which a Fund calculates its net asset value may occur between the times when such securities are valued and the close of the NYSE that will not be reflected in the computation of a Fund's net asset value unless the Board or its delegates deem that such events would materially affect the net asset value, in which case an adjustment would be made.

         Generally, a Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Managers and the Trust's Pricing Committee pursuant to procedures approved by or under the direction of the Board.

          Each Fund's securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Managers to be the primary market. Securities traded in the over-the-counter market are valued at the mean between the last available bid and asked price prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

         Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

         Corporate debt securities, mortgage-related securities and asset-backed securities held by a Fund are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service, approved by the Board, or at fair value as determined in good faith by procedures approved by the Board. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.

         An option that is written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is the last sale or settlement price on the exchange or board of trade on which the future is traded or, if no sales are reported, at the mean between the last bid and asked price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board. If an options or futures exchange closes after the time at which a Fund's net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

         Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board in good faith will establish a conversion rate for such currency.

         All other assets of a Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

                                    TAXATION

         Each Fund will be taxed, under the Internal Revenue Code (the "Code"), as a separate entity from any other series of the Trust, and it intends to elect to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. In each taxable year that a Fund qualifies, a Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income, net short term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

         In order to qualify for treatment as a RIC, a Fund must distribute annually to shareholders at least 90% of its investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

          Distributions of net investment income and net realized capital gains by a Fund will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

         Each Fund or any securities dealer effecting a redemption of a Fund's shares by a shareholder will be required to file information reports with the IRS with respect to distributions and payments made to the shareholder. In addition, a Fund will be required to withhold federal income tax at the rate of 31% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and made certain required certifications on the Account Application Form or with respect to which a Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to withholding.

         Each Fund intends to declare and pay dividends and other distributions, as stated in the Prospectus. In order to avoid the payment of any federal excise tax based on net income, a Fund must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

         Each Fund may receive dividend distributions from U.S. corporations. To the extent that a Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of a Fund may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations.

         The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by a Fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

         For accounting purposes, when the paid by the Fund is recorded as an asset and is subsequently adjusted to the current market value of the option.
Any gain or loss realized by the Fund upon the expiration or sale of such options held by the Fund generally will be capital gain or loss.

         Any security, option, or other position entered into or held by the Fund that substantially diminishes the Fund's risk of loss from any other position held by that Fund may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules.

          Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code ("Section 1256 Contracts") and that are held by the Fund at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of
Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

         Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by the Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60/40 rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of the Fund's gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code, rather than as capital gain or loss.

         Redemptions and exchanges of shares of the Fund will result in gains or losses for tax purposes to the extent of the difference between the proceeds and the shareholder's adjusted tax basis for the shares. Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends with respect to such shares during such six-month period. All or a portion of a loss realized upon the redemption of shares of the Fund may be disallowed to the extent shares of the same Fund are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

         Distributions and redemptions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax treatment. Foreign taxes may apply to non-U.S. investors.

         The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Funds. Paul, Hastings, Janofsky & Walker L.L.P. has expressed no opinion in respect thereof. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Fund. Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to an investment in the Fund.

                           DIVIDENDS AND DISTRIBUTIONS

         Dividends from the Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

         Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

         The Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund also is required to withhold 31% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

                             PERFORMANCE INFORMATION

TOTAL RETURN

         Average annual total return quotations used in the Fund's advertising and promotional materials are calculated according to the following formula:

         P(1 + T)n = ERV
where "P" equals a hypothetical initial payment of $1000; "T" equals average annual total return; "n" equals the number of years; and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

YIELD

         Annualized yield quotations used in the Fund's advertising and promotional materials are calculated by dividing the Fund's investment income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

                             6
         YIELD = 2 [(A-B + 1)  - 1]
                     ---
                     cd

where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, net of reimbursements; "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends and "d" equals the maximum offering price per share on the last day of the period. Except as noted below, in determining net investment income earned during the period ("a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.

         For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

OTHER INFORMATION

         Performance data of the Fund quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials the Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to discussions of a Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD and BARRON'S.

                               GENERAL INFORMATION

         The Trust is a Delaware Business Trust organized on August 1, 1996. The Masters' Select Equity Fund series of shares commenced operations on December 31, 1996. The Masters' Select International Fund commenced operations on December 1, 1997. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional series of shares which differ from each other only as to dividends. The Board of Trustees has created two series of shares, and may create additional series in the future, which have separate assets and liabilities. Income and operating expenses not specifically attributable to a particular Fund will be allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

         Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

         Each Fund may hold special meetings and mail proxy materials. These meetings may be called to elect or remove Trustees, change fundamental policies, approve an investment advisory contract or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Each Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes each shareholder is entitled to is based on the number of shares he or she owns. Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held.

         The Masters' Select Equity Fund and the Masters' Select International Fund are the only existing series of shares of the Trust. The Board of Trustees may, at its own discretion, create additional series of shares. The Declaration of Trust contains an express disclaimer of shareholder liability for the Trust's acts or obligations and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations.

         The Declaration of Trust provides that the shareholders have the right to remove a Trustee. Upon the written request of the record holders of 10% of the Trust's shares, the Trustees will call a meeting of shareholders to vote on the removal of a Trustee. In addition, 10 shareholders holding the lesser of $25,000 worth or 1% of the shares may communicate with other shareholders to request a meeting to remove a Trustee. No amendment may be made to the Declaration of Trust that would have a material adverse effect on shareholders without the approval of the holders of more than 50% of the Trust's shares. Shareholders have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above.

         The Advisor has obtained an exemptive order from the Securities and Exchange Commission which permits it, subject to certain conditions, selection of new investment managers with the approval of the Board of Trustees but without obtaining shareholder approval. The order also permits the Advisor to change the terms of agreements with the managers or to continue the employment of a manager after an event that would otherwise cause the automatic termination of services. Shareholders must be notified of any manager changes. Shareholders have the right to terminate arrangements with a manager by vote of a majority of the outstanding shares of a Fund. The order also permits a Fund to disclose managers' fees only in the aggregate in its registration statement.

         The Trust's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 is responsible for holding the Funds' assets and acts as the Trust's accounting services agent. The Trust's independent accountants, McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, NY 10017, assist in the preparation of certain reports to the Securities and Exchange Commission and the Fund's tax returns.

         The Masters' Select Funds reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption in kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash.

                              FINANCIAL STATEMENTS

         The audited statement of assets and liabilities and report thereon for the Funds for the year ended December 31, 1998 are incorporated by reference. The opinion of XXXXXXXXXXXXXXXXXXXXXXX, independent accountants, with respect to the audited financial statements, is incorporated herein in its entirety in reliance upon such report of XXXXXXXXXXXXXXXXXXXXXXXX and on the authority of such firm as experts in auditing and accounting. Shareholders will receive a copy of the audited and unaudited financial statements at no additional charge when requesting a copy of the Statement of Additional Information.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

MOODY'S INVESTORS SERVICE, INC.: CORPORATE BOND RATINGS

         Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa---Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         Moody's applies numerical modifiers "1", "2" and "3" to both the Aaa and Aa rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

         A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

STANDARD & POOR'S CORPORATION: CORPORATE BOND RATINGS

         AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

         A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

COMMERCIAL PAPER RATINGS

         Moody's commercial paper ratings are assessments of the issuer's ability to repay punctually promissory obligations. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

         Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated "A-1" which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation "A-3" have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

                                                As filed with the Securities and
                                        Exchange Commission on February 23, 1999

                                                      Registration No. 333-10015
                                                              File No. 811-07763
================================================================================









                                     Part C

                                       of

                                    Form N-1A

                         COMBINED REGISTRATION STATEMENT

                           MASTERS' SELECT FUNDS TRUST

                           Masters' Select Equity Fund

                       Masters' Select International Fund






================================================================================

                                     PART C
                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

         (1)      Financial Statements:

         The following financial statements are included in Part B of the Registration Statement:

                  Statement of Assets and Liabilities as of December 31, 1998 Notes to Statement of Assets and Liabilities

         (2)      Exhibits:
                  (1)      (a) Agreement and Declaration of Trust(1)
                           (b) Amendment  to  Agreement   and   Declaration   of
                               Trust(2)
                  (2)      By-Laws(1)
                  (3)      Not applicable
                  (4)      Specimen stock certificate
                  (5)      (a) Form of Investment Advisory Agreement(2)
                           (b) (i)     Investment   Management   Agreement  with
                                       Davis Selected Advisers LP(3)
                               (ii)    Investment   Management   Agreement  with
                                       Friess Associates, Inc.(3)
                               (iii)   Investment   Management   Agreement  with
                                       Jennison Associates(3)
                               (iv)    Investment   Management   Agreement  with
                                       Southeastern Asset Management, Inc.(3)
                               (v)     Investment   Management   Agreement  with
                                       Strong Capital Management, Inc.(3)
                               (vi)    Form of Investment  Management  Agreement
                                       with   Masters'   Select    International
                                       Sub-Advisors(4)
                               (vii) Form of Investment Management Agreement with Janus Capital Corp.(4)
                               (viii)  Form of Investment  Management  Agreement
                                       with   Harris   Associates   -   included
                                       herewith
                  (6)      Distribution Agreement(3)
                  (7)      Not applicable
                  (8)      Custodian Agreement(3)
                  (9)      Administration   Agreement  with  Investment  Company
                           Administration Corporation(2)
                  (10)     Opinion and consent of counsel
                  (11)     Consent of Independent Auditors

--------
         (1) Previously filed as an exhibit to the Registration Statement on Form N-1A of the Registration (File No. 333-10015) on August 12, 1996, and incorporated herein by reference.

         (2) Previously filed as an exhibit to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of the Registrant (File No. 333-10015) on November 15, 1996, and incorporated herein by reference.

         (3) Previously filed as an exhibit to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of the Registrant (File No. 333-10015) on December 16, 1996, and incorporated herein by reference.

         (4) Previously filed as an exhibit to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of the Registrant (File No. 333-10015) on August 29, 1997, and incorporated herein by reference.

         (5) To be filed by amendment.

                  (12)     Not applicable (13) Investment letter(3)
                  (14)     Individual Retirement Account forms(5)
                  (15)     Not applicable
                  (16)     Not applicable
                  (17)     Financial Data Schedule

Item 25. Persons Controlled by or under Common Control with Registrant.

                  None.

Item 26. Number of Holders of Securities.

                  The number of record holders for each fund as of February 22, 1999:

                  NAME OF FUND                          NUMBER OF RECORD HOLDERS

                  Masters' Select Equity Fund                     8,211
                  Masters' Select International Fund              1,582

Item 27. Indemnification:

         Article VI of Registrant's By-Laws states as follows:

         Section 1. AGENTS, PROCEEDINGS AND EXPENSES. For the purpose of this Article, "agent" means any person who is or was a Trustee, officer, employee or other agent of this Trust or is or was serving at the request of this Trust as a Trustee, director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or was a Trustee, director, officer, employee or agent of a foreign or domestic corporation which was a predecessor of another enterprise at the request of such predecessor entity; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and "expenses" includes without limitation attorney's fees and any expenses of establishing a right to indemnification under this Article.

         Section 2. ACTIONS OTHER THAN BY TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of this Trust) by reason of the fact that such person is or was an agent of this Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceedings, if it is determined that persons acted in good faith and reasonably believed:

         (1) in the case of conduct in his official capacity as a Trustee of the Trust, that his conduct was in the Trust's best interests, and

         (2) in all other cases, that his conduct was at least not opposed to the Trust's best interests, and

         (3) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful.

         The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this Trust or that the person had reasonable cause to believe that the person's conduct was unlawful.

         Section 3. ACTIONS BY THE TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of this Trust to procure a judgment in its favor by reason of the fact that that person is or was an agent of this Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of this Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

         Section 4. EXCLUSION OF INDEMNIFICATION. Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent's office with this Trust.

         No indemnification shall be made under Sections 2 or 3 of this Article:

         (1) In respect of any claim, issue, or matter as to which that person shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity; or

         (2) In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable in the performance of that person's duty to this Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the circumstances of the case, that person was not liable by reason of the disabling conduct set forth in the preceding paragraph and is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; or

         (3) Of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval, or of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval, unless the required approval set forth in Section 6 of this Article is obtained.

         Section 5. SUCCESSFUL DEFENSE BY AGENT. To the extent that an agent of this Trust has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article or in defense of nay claim, issue or matter therein, before the court or other body before whom the proceeding was brought, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith, provided that the Board of Trustees, including a majority who are disinterested, non-party Trustees, also determines that based upon a review of the facts, the agent was not liable by reason of the disabling conduct referred to in Section 4 of this Article.

         Section 6. REQUIRED APPROVAL. Except as provided in Section 5 of this Article, any indemnification under this Article shall be made by this Trust only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article and is not prohibited from indemnification because of the disabling conduct set forth in Section 4 of this Article, by:

         (1) A majority vote of a quorum consisting of Trustees who are not parties to the proceeding and are not interested persons of the Trust (as defined in the Investment Company Act of 1940); or

         (2)      A written opinion by an independent legal counsel.

         Section 7. ADVANCE OF EXPENSES. Expenses incurred in defending any proceeding may be advanced by this Trust before the final disposition of the proceeding upon a written undertaking by or on behalf of the agent, to repay the amount of the advance if it is ultimately determined that he or she is not entitled to indemnification, together with at least one of the following as a condition to the advance: (i) security for the undertaking; or (ii) the existence of insurance protecting the Trust against losses arising by reason of any lawful advances; or (iii) a determination by a majority of a quorum of Trustees who are not parties to the proceeding and are not interested persons of the Trust, or by an independent legal counsel in a written opinion, based on a review of readily available facts that there is reason to believe that the agent ultimately will be found entitled to indemnification. Determinations and authorizations of payments under this Section must be made in the manner specified in Section 6 of this Article for determining that the indemnification is permissible.

         Section 8. OTHER CONTRACTUAL RIGHTS. Nothing contained in this Article shall affect any right to indemnification to which persons other than Trustees and officers of this Trust or any subsidiary hereof may be entitled by contract or otherwise.

         Section 9. LIMITATIONS. No indemnification or advance shall be made under this Article, except as provided in Sections 5 or 6 in any circumstances where it appears:

         (1) that it would be inconsistent with a provision of the Agreement and Declaration of Trust of the Trust, a resolution of the shareholders, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or

         (2) that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

         Section 10. INSURANCE. Upon and in the event of a determination by the Board of Trustees of this Trust to purchase such insurance, this Trust shall purchase and maintain insurance on behalf of any agent of this Trust against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such, but only to the extent that this Trust would have the power to indemnify the agent against that liability under the provisions of this Article and the Agreement and Declaration of Trust of the Trust.

         Section 11. FIDUCIARIES OF EMPLOYEE BENEFIT PLAN. This Article does not apply to nay proceeding against any Trustee, investment manager or other fiduciary of an employee benefit plan in that person's capacity as such, even though that person may also be an agent of this Trust as defined in Section 1 of this Article. Nothing contained in this Article shall imit any right to indemnification to which such a Trustee, investment manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the extent permitted by applicable law other than this Article.

Item 28. Business and Other Connections of Investment Adviser.

                  The information required by this item is contained in the Form ADV of the following entities and is incorporated herein by reference:

                  NAME OF INVESTMENT ADVISER                  FILE NO.

                  Litman/Gregory Fund Advisors, LLC           801-52710
                  Davis Selected Advisers, L.P.               801-31648
                  Southeastern Asset Management, Inc.         801-11123
                  Jennison Associates Capital Corp.           801-5608
                  Freiss and Associates                       801-16178
                  Strong Capital Management, Inc.             801-10724
                  Janus Capital Corp.                         801-13991
                  Bee & Associates                            801-34538
                  Harris Associates                           801-50333
                  Artisan Partners                            801-48435
                  BPI Global Asset Management                 801-53972

Item 29. Principal Underwriters.

         (a) First Fund Distributors, Inc. currently serves as distributor of the shares of:

                  Advisors Series Trust
                  Brandes Investment Funds
                  Guinness Flight Investment Funds, Inc.
                  Fleming Capital Mutual Fund Group
                  Fremont Mutual Funds
                  Jurika & Voyles Mutual Funds
                  Kayne Anderson Mutual Funds
                  Masters' Select Funds Trust
                  O'Shaughnessy Funds, Inc.
                  RNC Mutual Fund Group, Inc.
                  PIC Investment Trust
                  Professionally Managed Portfolios
                  Purisima Total Return Fund
                  Rainier Investment Management Mutual Funds
                  Trent Equity Fund

         (b) The officers of First Fund Distributors, Inc. are:

         Robert H. Wadsworth       President and Treasurer
         Eric Banhazl              Vice President
         Steven J. Paggioli        Vice President and Secretary

Each officer's business address with the Distributor is 4455 E. Camelback Rd., Ste. 261-E, Phoenix, AZ 85018.

         (c) Not applicable.

Item 30. Location of Accounts and Records.

         The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the following persons:

         (a) the documents required to be maintained by paragraph (4) of Rule 31a-1(b) will be maintained by the Registrant;

         (b) the documents  required to be  maintained  by paragraphs  (5), (6),
(10) and (11) of Rule 31a-1(b) will be maintained by the respective investment managers:

         Davis  Selected  Advisers,  L.P.,  124 East Marcy Street,  Santa Fe, NM
                  87501
         Southeastern Asset Management,  Inc., 6075 Poplar Avenue,  Memphis,  TN
                  38119
         Jennison  Associates  Capital Corp., 466 Lexington Avenue, New York, NY
                  10017
         Friess and Associates, 3711 Kenett Pike, Greenville, DE 19807
         Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls,
                  WI 53201
         Janus Capital Corp., 100 Fillmore St., Denver, Colorado 80206-4928
         Bee & Associates,  370 Seventeenth Street, Suite 3560, Denver, Colorado
                  80202
         Harris  Associates,  Two North LaSalle,  Suite 500,  Chicago,  Illinois
                  60602-3790
         Artisan Partners, 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202
         BPI Global  Asset  Management,  Tower Place at the Summit,  1900 Summit
                  Tower Blvd., Ste. 450, Orlando, FL 32810

         (c) all other documents will be maintained by Registrant's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110.

Item 31. Management Services.

         Not applicable.

Item 32. Undertakings.

         Registrant hereby undertakes to:

         (1) Furnish each person to whom a Prospectus is delivered a copy of Registrant's latest annual request to shareholders, upon request and without charge.

         (2) If requested to do so by the holders of at least 10% of the Trust's outstanding shares, call a meeting of shareholders for the purposes of voting upon the question of removal of a trustee and assist in communications with other shareholders.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement (File No. 333-10015) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Orinda, State of California on the 23rd day of February, 1999.

                                        MASTERS' SELECT FUNDS TRUST

                                        By:    /s/ Kenneth E. Gregory
                                               ----------------------
                                               Kenneth E. Gregory
                                               President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Kenneth E. Gregory               President and             February 23, 1999
----------------------               Trustee
Kenneth E. Gregory

/s/ Craig A. Litman                  Trustee                   February 23, 1999
-------------------
Craig A. Litman

/s/ A. George Battle                 Trustee                   February 23, 1999
--------------------
A. George Battle

/s/ Frederick A. Eigenbrod, Jr.      Trustee                   February 23, 1999
-------------------------------
Frederick A. Eigenbrod, Jr.

/s/ Taylor M. Welz                   Trustee                   February 23, 1999
------------------
Taylor M. Welz

/s/ John Coughlan                    Chief Financial           February 23, 1999
-----------------                    and Accounting Officer
John Coughlan